EXHIBIT 10.2

EXECUTION VERSION

ASSET PURCHASE AGREEMENT
by and among

1ST ORDER PHARMACEUTICALS, INC.
(a Delaware corporation),

and

XENON PHARMACEUTICALS INC.

(a corporation continued under the federal laws of Canada)

dated as of April 25, 2017

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

EXECUTION VERSION

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (“Agreement”) is made as of April 25, 2017 (the “Effective Date”), by and among, 1ST Order Pharmaceuticals, Inc., a Delaware Corporation (“Seller”) and Xenon Pharmaceuticals Inc., a corporation continued under the federal laws of Canada (“Acquiror”).

RECITALS:

A.   WHEREAS, the Seller previously entered into an Asset Purchase Agreement between Seller and Valeant Pharmaceuticals Luxembourg S.a.r.l. (“Valeant”) dated October 30, 2015 (the “Valeant APA”, which is attached hereto as Exhibit A) pursuant to which Seller purchased from Valeant the VRX621698 compound and certain related assets;

B.   WHEREAS, the Seller previously entered into an Intellectual Property Assignment Agreement between Seller and Valeant dated February 8, 2017, pursuant to which Valeant assigned to Seller additional intellectual property assets;

C.   WHEREAS, Seller and Acquiror entered into a certain Option Agreement effective as of March 13, 2017 (the “Option Agreement”), with regard to the 1st Order Technology (as defined in that agreement); and

D.   WHEREAS, the Seller desires to sell to Acquiror, and Acquiror desires to purchase from Seller, all of Seller’s right, title and interest in and to all assets purchased by Seller pursuant to the Valeant APA and all Intellectual Property Rights related thereto, including without limitation, all rights with respect to the investigational compound known as 1OP-2198 (previously VRX621698) (the “Compound”), and any variant forms thereof, including as salt, freebase or pro-drug, and all other assets of Seller related thereto, including Compound Regulatory Documentation, reports (including all reports of pre-clinical studies), data and API, upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE 1 DEFINITIONS

For all purposes of and under this Agreement the capitalized terms shall have the meanings set forth below.

1.1  “Action” means any action, suit or proceeding, claim, arbitration, litigation or investigation.

1.2  “[†] Knowledge” means [†].

1.3  “Affiliate(s)” means, with respect to a particular party, a Person that controls, is controlled by or is under common control with such party. For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of fifty percent (50%) or more of the voting stock of such entity, or by contract or otherwise.

1.4  “ANDA Filing” means that a Third Party files an ANDA with the FDA with regard to a Product in the [†] period after the expiration of the last to expire of U.S. Patents Nos. [†] and [†] (including any patent term extension thereof).

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

1.5  “API” means all quantities of the Compound owned or controlled by Seller.

1.6  “Assumed Liabilities” is defined in Section 2.1(b).

1.7  “Authorization” means any authorization, approval, consent, certificate, license, notification, registration, permit, franchise, waiver, order, right, or notification of any Governmental Entity.

1.8  “Base Purchase Price” is defined in Section 2.3.

1.9  “Business Day” means a day other than a Saturday, Sunday, or other day on which banks located in British Columbia, Canada or North Carolina, USA are authorized or required by Law to close.

1.10“Closing” is defined in Section 3.1.

1.11“Closing Date” is defined in Section 3.1.

1.12“Compound Material Adverse Effect” means [†].

1.13“Compound Regulatory Documentation” means any and all Authorizations relating to the Compound, including, without limitation, applications, registrations, licenses, authorizations, approvals, non-clinical and clinical study authorization applications or notifications (including all supporting files, writings, data, studies and reports), correspondence to or with any Medical Product Regulatory Authority with respect to the Compound, and all data contained in any of the foregoing, including all adverse event files and manufacturing records.

1.14“Confidential Information” is defined in Section 6.5.

1.15“Confidentiality Agreement” means that certain Confidentiality Agreement entered by and between Seller and Acquiror effective as of April 5, 2016.

1.16“Damages” is defined in Section 9.1(a).

1.17“EMA” means the European Medicines Agency.

1.18“Encumbrance” means any lien, mortgage, pledge, hypothecation, charge, preference, security interest, attachment, claim, restriction, including transfer restrictions, put, call, right of first refusal, easement, servitude, right-of-way, option, warrant, conditional sale or installment contract or encumbrance of any kind and any financing lease involving substantially the same effect.

1.19“FDA” means the United States Food and Drug Administration.

1.20“FFDCA” means the U.S. Federal Food, Drug, and Cosmetic Act.

1.21“Governmental Entity” means any entity or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to United States federal, state, local, or municipal government, or foreign, international, multinational or other government, including any department, commission, board, agency, bureau, subdivision, instrumentality, or other regulatory, administrative or judicial authority thereof.

1.22“Inbound Licenses” is defined in Section 4.7(j).

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

1.23“IND” means (i) an investigational new drug application filed with the FDA for authorization to commence clinical studies and its equivalent in the United States or Canada and (ii) all supplements and amendments that may be filed with respect to the foregoing.

1.24“Indemnified Acquiror Party” is defined in Section 9.1.

1.25“Indication” means a separate and distinct disease, disorder or medical condition in humans that a Product is intended to treat, prevent, diagnose, monitor or ameliorate, as set forth in the IND or label for such Product, as approved by the applicable Medical Product Regulatory Authority. For clarity, the use of a Product to treat an expanded set or subset of patients for a disease, disorder or medical condition, when such Product has already received regulatory approval with respect to such disease, disorder or medical condition, shall not constitute a separate Indication with respect to such Product.

1.26“Intellectual Property Rights” means any and all of the rights in or associated with the following throughout, or anywhere in, the world: (i) all letters patent, patent applications, provisional patents, design patents, PCT filings, invention disclosures and other rights to inventions or designs (“Patents”), (ii) all registered and unregistered copyrights in both published and unpublished works, mask works, moral rights, and other literary property or authors rights (“Copyrights”), (iii) all trademarks and service marks (whether or not registered), trade names, logos, trade dress, Domain Names, and other proprietary indicia and all goodwill associated therewith (“Marks”), (iv) Know-How, trade secret rights, and other rights in confidential or proprietary information (“Trade Secrets”), (v) all applications, registrations, issuances, divisions, continuations, renewals, reissuances and extensions of the foregoing; and (vi) any equivalent intellectual property or proprietary rights to the foregoing.

1.27“Know-How” means all technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulas, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, clinical, safety, manufacturing and quality control data), results and other material, including high-throughput screening, gene expression, genomics, proteomics and other drug discovery and development technology, assays and any other biological methodology, pre-clinical and clinical trial results, manufacturing procedures, test procedures and purification and isolation techniques, (whether or not confidential, proprietary, patented or patentable) in written, electronic or any other form.

1.28“Law” means any statute, law (including common law), constitution, treaty, ordinance, code, order, decree, judgment, rule, regulation and any other binding requirement or determination of any Governmental Entity.

1.29“Loan Agreements” means (a) [†], (b) [†], (c) [†], and (d) all other agreements pursuant to which Seller was granted or received any funding with respect to the operation of its business or exploitation of the Purchased Assets.

1.30“Loan Payoff Amounts” means the aggregate Pay-Off Amount (as defined in the Payoff Letters) set forth under the Payoff Letters.

1.31“Major Market” means each of the United States of America, the European Union, and Japan.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

1.32“Medical Product Regulatory Authority” means any Governmental Entity that is concerned with the safety, efficacy, reliability, manufacture, investigation, sale or marketing of pharmaceuticals, medical products, biologics or biopharmaceuticals, including, without limitation, FDA, the EMA, and state and local government authorities.

1.33“NDA” means (a) a New Drug Application, as defined in the FFDCA, which is required to be approved by FDA before the marketing of a product for its FDA-approved intended use, and its equivalent in other countries or regulatory jurisdictions or any successor application or procedure, and (b) all supplements and amendments that may be filed with respect to the foregoing.

1.34“NDA Approval” means approval of an NDA by a Medical Product Regulatory Authority in a Major Market, which approval is evidenced in a written communication from the appropriate Medical Product Regulatory Authority.

1.35“Order” means any award, injunction, judgment, decree, order, ruling, subpoena or verdict or other decision entered, issued or rendered by any Governmental Entity.

1.36“Outbound Licenses” is defined in Section 4.7(k).

1.37“Payoff Letters” is defined in Section 7.5.

1.38“Permitted Encumbrance” means Encumbrances arising by operation of law for taxes not yet due and payable.

1.39“Person” means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated association, a Governmental Entity or any agency, instrumentality or political subdivision of a Governmental Entity, or any other entity or body.

1.40“Phase III Trial” means, with respect to the Compound, a pivotal clinical study sponsored by Acquiror or its Affiliates or licensees conducted in a sufficient number of patients and whose primary objective is to obtain additional information about the therapeutic efficacy and safety of the Compound in patients for the particular indication in question that is needed to evaluate the overall risk-benefit relationship of the Compound and to provide adequate basis for obtaining requisite regulatory approval(s) and product labeling, as more fully defined in 21 C.F.R. § 312.21(c).

1.41“[†]” means [†].

1.42“Product” means a pharmaceutical preparation containing the Compound, as an active ingredient, in any formulation, dosage and form thereof, or as a pro-drug, salt, solution, or hydrate, either alone or in combination with other active ingredients, for all human and non-human therapeutic uses.

1.43“Purchased Assets” is defined in Section 2.1.

1.44“[†] Knowledge” means [†].

1.45“Representatives” is defined in Section 6.1.

1.46“[†]” means [†].

1.47“Seller Certificate” is defined in Section 8.2(d).

1.48“Seller Registered IPR” is defined in Section 4.7(a).

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

1.49“sNDA Approval” means approval of a supplemental new drug application by a Medical Product Regulatory Authority in a Major Market, which approval is evidenced in a written communication from the appropriate Medical Product Regulatory Authority.

1.50“[†]” means [†].

1.51“[†]” means [†].

1.52“Technology” means tangible embodiments of any of the following: (i) inventions (whether or not patentable), trade secrets, technical data, databases, customer lists, designs, tools, methods, processes, technology, ideas, Know-How, product road maps and other proprietary information and materials; (ii) trademarks and service marks (whether or not registered), trade names, logos, trade dress and other proprietary indicia; (iii) documentation, advertising copy, marketing materials, web-sites, specifications, mask works, drawings, graphics, databases, recordings and other works of authorship, whether or not protected by Copyright; (iv) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, firmware, development tools, files, records and data, design documents, flow-charts, user manuals, documentation, and training materials relating thereto and any translations thereof and all media on which any of the foregoing is recorded (collectively, “Software”); and (v) domain names, uniform resource locators and other names and locators associated with the Internet (“Domain Names”).

1.53“Third Party” shall mean any Person or entity other than Seller, Acquiror and their respective Affiliates.

1.54“[†]” means [†].

1.55“Transaction Documents” means this Agreement and any other, instrument, agreement or document required to be delivered by the parties to this Agreement pursuant to the terms hereof.

1.56“Transactions” means the purchase and sale of the Purchased Assets hereunder and the other transactions contemplated by the Transaction Documents.

1.57“Transferred Intellectual Property” means, collectively, the Transferred IPR and Transferred Technology.

1.58“Transferred IPR” means all Intellectual Property Rights of Seller, including all Seller Registered IPR, Patent rights, Know-How and other Intellectual Property Rights of Seller relating to the Compound or necessary or useful for the development or commercialization of Products, but excluding the “1st Order” trademark.

1.59“Transferred Technology” means all Technology of Seller relating to or used in connection with the Compound, including (i) the Compound and all reports (including completed development reports), raw data, and APIs related thereto, and (ii) the Technology set forth on Schedule 1.59, but excluding off-the-shelf software programs such as Microsoft 365 and Adobe.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

ARTICLE 2 PURCHASE AND SALE

2.1  Purchase and Sale of the Compound.

(a)Purchased Assets. On the terms and subject to the conditions set forth in this Agreement, at the Closing, Acquiror hereby purchases from Seller, and Seller hereby sells to Acquiror, all of Seller’s right, title, and interest in and to all assets of Seller relating to or used in connection with the Compound (the “Purchased Assets”), free and clear of all Encumbrances, including, without limitation, the following assets:

(i)  The Transferred IPR;

(ii) The Transferred Technology;

(iii)All API existing as of the Effective Date;

(iv)The Compound Regulatory Documentation; and

(v) All other assets of Seller set forth in Schedule 2.1(a)(v).

(b)Assumed Liabilities. From and after the Closing, Acquiror hereby agrees as follows (collectively, the “Assumed Liabilities”):

(i)  Acquiror will pay to Valeant any relevant milestone or royalty payments due to Valeant from Seller with regard to the development or commercialization of Products arising under Sections 2.4 and 2.5 of the Valeant APA, and

(ii) Acquiror will perform the obligations of Seller set forth in Sections 2.6, 2.8, and 2.9 of the Valeant APA.

(iii)Acquiror will pay any amounts required to be paid by Seller, or perform any obligation of Seller, pursuant to Section 10.2(a)(ii) or Section 10.2(b) of the Valeant APA in respect of claims by any Indemnified Seller Party (as such term is defined in the Valeant APA, which for clarity refers to Valeant and its specified affiliates) arising out of acts of Acquiror (or Acquiror’s failure to act) with respect to (i) and (ii) above, that occur after the Closing.

(c)Retained Assets. Seller shall retain, and Acquiror will not acquire Seller’s right, title or interest in or to, and the Purchased Assets will not include the following (collectively, the “Retained Assets”):

(i)  Seller’s rights under this Agreement;

(ii) All cash and cash equivalents and all bank accounts of Seller;

(iii)all Contracts of insurance and policies of insurance held by Seller, including casualty, liability or group life, health or accident insurance;

(iv)Seller’s organizational documents, qualification to conduct business, arrangements with registered agents, taxpayer and other identification numbers, corporate seal, minute books, stock transfer books, blank stock certificates, books and records relating to federal, state, local or foreign income, net or gross receipts, franchise, estimated, alternative minimum, or add-on taxes, tax returns, and any other documents relating to the organization, maintenance or existence of Seller as a limited liability company;

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(v) all equity interests in Seller; and

(vi)the Valeant APA (which Agreement, Acquiror and Seller agree, is not being assigned to Acquiror).

(d)Excluded Liabilities. Acquiror shall not assume pursuant to this Agreement or the Transactions, and shall have no liability for, any liabilities of Seller of any kind, character or description whatsoever other than the Assumed Liabilities, and Seller shall retain responsibility for all such liabilities and obligations.

2.2  Purchase Price. The purchase price for the Purchased Assets shall be equal to the Base Purchase Price plus, to the extent the underlying milestone events are achieved, the Milestone Payments in accordance with Section 2.3.

2.3  Payment of Closing Consideration. The “Base Purchase Price” shall be three hundred and fifty thousand U.S. dollars ($350,000); provided, pursuant to the terms of the Option Agreement, the [†] U.S. dollars ($[†]) paid by Acquiror to Seller pursuant to the Option Agreement is fully creditable against the Base Purchase Price. Within [†] ([†]) [†] following the Closing, Acquiror shall (i) deliver to Seller the amount equal to [†] U.S. dollars ($[†]) (as the remainder of the Base Purchase Price) minus the Loan Payoff Amounts, and (ii) deliver to the applicable creditors the Loan Payoff Amounts. The funds payable by Acquiror pursuant to the immediately preceding sentence shall be made by wire transfer in immediately available funds to accounts designated by Seller or as designated in the Payoff Letters, as applicable.

2.4  Milestone Payments.

(a)Subject to the terms and conditions of this Agreement, the Seller shall be entitled to certain milestone payments (each payment as it relates to a particular event, a “Milestone Payment”), each of which, if achieved, will be due and payable within [†] ([†]) [†] following achievement of the applicable event set forth below for the first Product to achieve such event (each, a “Milestone Event”); provided, however, that no Milestone Payments will be earned or payable to Seller if an applicable event set forth below is achieved on or after the [†] anniversary of the Closing Date:

Milestone Event Number	Patent Milestone Event	Milestone Payment
1.	[†]	[†]
Regulatory Milestone Event
2.	[†]	[†]
3.	[†]	[†]
4.	[†]	[†]
5.	[†]	[†]
6.	[†]	[†]
7.	[†]	[†]
8.	[†]	[†]

For purposes of clarity, (a) Milestone Event Number 2 is in addition to, and not a replacement for, Milestone Event Number 3 (i.e., if a Milestone Payment is triggered pursuant to clause (2) of Milestone Event Number 2, then Seller will be entitled Milestone Payments in respect of Milestone Event Number 2 and Milestone Event Number 3), and (b) if Milestone Event 1 is achieved, no payment can be due with respect to Milestone 8.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(b)Seller and Acquiror understand and agree that each of the Milestone Payments referenced in this Section 2.4(a), shall be payable only once, upon the first occurrence of the applicable Milestone Event for the first Product to achieve the applicable Milestone Event.

(c)If an applicable Patent Milestone Event or Regulatory Milestone Event set forth in the table above is not achieved, no Milestone Payment shall be due for such Patent Milestone Event or Regulatory Milestone Event, as applicable.

2.5  Taxes. Notwithstanding anything in this Agreement to the contrary, each of Acquiror and Seller is responsible for payment of any tax for which it is required to pay to the applicable Governmental Entity in connection with the purchase of the transactions contemplated by the Agreement. In the event any tax or similar amount is paid or required to be withheld by Acquiror or any Affiliate thereof on account of any payments payable to Seller under this Agreement, the corresponding amounts payable to Seller shall be reduced by the amount of taxes or similar amounts deducted and withheld, and Acquiror shall pay the amounts of such taxes or similar amounts to the proper Governmental Entities in a timely manner and promptly transmit to Seller an official tax certificate or other evidence of such tax or other obligations together with proof of payment from the relevant Governmental Entity of all amounts deducted and withheld sufficient to enable Seller to claim such payment of taxes or similar amounts. Any such withholding taxes or similar amounts required under applicable Law to be paid or withheld shall be an expense of, and borne solely by, Seller. Acquiror will provide Seller with, at Seller’s expense, reasonable assistance to enable Seller to recover such taxes or amounts otherwise withheld as permitted by Law. Without limiting the foregoing, Seller shall be solely responsible for any and all taxes that may be incurred arising from or relating to Seller’s corporate conversion to an S-Corporation, and shall indemnify Acquiror for any claims, damages, expenses, or losses with respect thereto.

ARTICLE 3 CLOSING; TERMINATION AND TERM

3.1  Location; Date. The consummation of the Transactions (the “Closing”) shall be held at the offices of Wyrick Robbins Yates & Ponton, LLP, at 4101 Lake Boone Trail, Suite 300, Raleigh, NC 27607 on a date which shall be no later than [†] ([†]) [†] after satisfaction or waiver of the conditions set forth in 7.5 or at such other date and place as may be mutually agreed upon by Acquiror and Seller (the “Closing Date”). The Closing shall be effective for all purposes as of 11:59 p.m. (Eastern Time) on the Closing Date.

3.2  Deliveries. At the Closing and as a condition to Closing, Seller shall deliver or cause to be delivered each of the following to Acquiror, unless Acquiror waives the delivery thereof:

(i)  Evidence reasonably satisfactory to Acquiror that the API will be shipped to the address provided by the Acquiror using a carrier selected by Seller and delivered to Acquiror within [†] ([†]) [†] of the Closing Date. Seller and Acquiror will each be responsible for [†];

(ii) Evidence reasonably satisfactory to Acquiror that any and all physical and/or electronic files, reports, data and other documentation constituting Know-How or otherwise related to Compound will be shipped to the address provided by the Acquiror and delivered to Acquiror within [†] ([†]) [†] of the Closing Date. Seller and Acquiror will each be responsible for [†];

(iii)Evidence reasonably satisfactory to Acquiror that each consent, approval, order or authorization of, or registration, declaration or filing with any Person required in connection with the execution, delivery or performance of this Agreement as set forth in Schedules 4.3 and 4.7(c) has been obtained or made and is in full force and effect;

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(iv)Transfer documents in form and substance reasonably satisfactory to Acquiror required to transfer the Seller Registered IPR to Acquiror as of the Closing Date, duly executed by an authorized officer of Seller;

(v) Such other and further certificates, assurances and documents as Acquiror may reasonably request in order to evidence the accuracy of Seller’s representations and warranties, the performance of covenants to be performed by Seller at or prior to the Closing and the fulfillment of the conditions to Seller’s obligations hereunder.

3.3  Termination.

(a)This Agreement may be terminated on or prior to the Closing Date only as follows:

(i)  by mutual written consent of Acquiror and Seller;

(ii) by either Acquiror or Seller if a court of competent jurisdiction shall have issued an order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the Transactions, and such order, decree or ruling shall have become final and nonappealable; provided, however, that the right to terminate this Agreement under this Section 3.3(a)(ii) shall not be available to a party if such order, decree or ruling was primarily due to the failure of such party to perform any of its obligations under this Agreement;

(iii)by the Seller if Seller is not in material breach of its obligations under this Agreement and there has been a material breach of any representation, warranty, covenant, or agreement of Acquiror contained in this Agreement such that the conditions set forth in Section 8.3 would not be satisfied and such breach has not been cured within [†] ([†]) [†] after written notice thereof to Acquiror; provided that no cure period shall be required for a breach which by its nature cannot be cured; or

(iv)by Acquiror if Acquiror is not in material breach of its obligations under this Agreement and there has been a material breach of any representation, warranty, covenant, or agreement of the Seller contained in this Agreement such that the conditions set forth in Section 8.2  would not be satisfied and such breach has not been cured within [†] ([†]) [†] after written notice thereof to the Seller in accordance with Section 10.1; provided that no cure period shall be required for a breach which by its nature cannot be cured.

(b)The termination of this Agreement by Acquiror shall be effectuated by the delivery by Acquiror to the Seller of a written notice of such termination, in accordance with Section 10.1. The termination of this Agreement by the Seller shall be effectuated by the delivery by the Seller to Acquiror of a written notice of such termination, in accordance with Section 10.1.

(c)In the event of the termination of this Agreement pursuant to this Section 3.3, this Agreement shall forthwith become void, and there shall be no liability on the part of any party hereto (except that Section 3.3(c), ARTICLE 10, and the Confidentiality Agreement shall survive). Notwithstanding the foregoing, in the event that this Agreement is terminated due to a material breach or material failure to fulfill of any of the representations, warranties, covenants or agreements set forth in this Agreement, nothing in this Section 3.3(c) shall be deemed to release any party from any liability for any willful and intentional breach of any of the representations, warranties, covenants or agreements set forth in this Agreement following such termination. This Section 3.3(c) shall not impair the right of any party to compel specific performance by any other party of its obligations under this Agreement.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF THE SELLER

Except as set forth on the Seller Disclosure Schedule attached to this Agreement as Schedule 4 (the “Seller Disclosure Schedule”), Seller represents and warrants to Acquiror as of the date hereof and as of the Closing Date as to the following:

4.1  Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, has all requisite power to carry on its business as now being conducted, and is duly qualified or licensed and in good standing to do business in each jurisdiction in which such qualification or licensing is necessary.

4.2  Authority and Enforceability. Seller has the requisite power and authority to enter into each of the Transaction Documents, to perform its obligations under each of the Transaction Documents and to consummate the Transactions. The execution and delivery of the Transaction Documents by Seller and the consummation of the Transactions have been duly authorized by all necessary corporate action on the part of Seller. Each of the Transaction Documents has been duly authorized, executed and delivered by Seller and, assuming due authorization, execution and delivery by the Acquiror, constitute the valid and binding obligations of Seller, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting or relating to creditors’ rights generally, and (b) the availability of injunctive relief and other equitable remedies.

4.3  No Conflict; Authorizations.

4.3.1          No Authorization or Order of, or notice to, any domestic or foreign Governmental Entity, is required to be made or obtained by Seller at or prior to the Closing in connection with the execution and delivery of this Agreement or the consummation by the Seller of the Transactions or compliance by the Seller with the provisions hereof and thereof other than such customary filings regarding any change of beneficial ownership or similar filings in foreign jurisdictions that would not reasonably be expected to preclude or impede the Seller’s ability to consummate the transactions contemplated by this Agreement.

4.3.2          Neither the execution and delivery of this Agreement nor the performance hereof by Seller will result in the breach of or give rise to any right of termination, rescission, renegotiation or acceleration under, or trigger any other rights under, any agreement or contract to which Seller is a party or to which it may be subject that relates to any of the Purchased Assets.

4.3.3          Neither the execution and delivery of this Agreement nor the performance hereof by Seller will conflict with or violate any provision of the certificate of incorporation or bylaws of Seller.

4.4  Notice to Valeant.

4.4.1          Pursuant to Section 5.1 of the Valeant APA, Seller has notified Valeant that Acquiror has made an offer to Seller to purchase the Purchased Assets and, prior to the Closing Date, Seller has fulfilled its notice and designation obligations to Valeant, and Valeant has expressly waived or failed to timely exercise its rights under Section 5.1 of the Valeant APA such that Seller may enter into this Agreement on the Closing Date with Acquiror without further discussions with, or obligations (in respect of entering into this Agreement) to, Valeant.

4.4.2          The sale contemplated by this Agreement qualifies as [†].

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

4.5  Compliance with Laws.

4.5.1          Seller is, and since [†] has been, in compliance in all material respects with each Law that is applicable to its business, any of the Purchased Assets or the Assumed Liabilities. No event has occurred, and no condition or circumstance exists, that will (with or without notice or lapse of time) constitute or result in a violation by Seller of, or a failure on the part of Seller to comply with, any Law that is applicable to its business, any of the Purchased Assets or the Assumed Liabilities, except where the failure to so comply does not have a Compound Material Adverse Effect. Seller has not received any written notice (or, to the [†] Knowledge of Seller, other communication) from any Person regarding any actual or possible violation of, or failure to comply with, any Law that is applicable to its business, any of the Purchased Assets or the Assumed Liabilities.

4.5.2          To the [†] Knowledge of the Seller, there is no Action, demand, grievance, citation, summons, subpoena, or inquiry of any nature, civil, criminal, regulatory or otherwise, in law or in equity, pending or threatened against Seller, any of its Affiliates or any Third Party, in each case in connection with the Purchased Assets, the Compound or relating to the transactions contemplated by this Agreement.

4.6  Regulatory. Seller has made available, or has caused to be made available, to Acquiror all [†]. To Seller’s [†] Knowledge, there is not any Compound Regulatory Documentation other than the Compound Regulatory Documentation in Seller’s possession or control. Except as set forth in Schedule 4.6, all API was manufactured in compliance with Good Manufacturing Practices (“GMPs”) as in effect at the applicable time.

4.7  Intellectual Property.

(a)Schedule 4.7(a) contains a complete and accurate list (by title, registrant, application or registration number, application or registration date, and jurisdiction) of all Intellectual Property Rights that are owned by, exclusively licensed to, or filed in the name of Seller and registered with any Governmental Entity (“Seller Registered IPR”). All registration, maintenance and renewal fees related to the Seller Registered IPR that are due as of the Closing Date have been paid and all documents and certificates related to such Seller Registered IPR have been filed with the relevant Governmental Entity or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Seller Registered IPR and perfecting Seller’s ownership interests therein. [†].

(b)Schedule 4.7(b) lists the status of any Actions (other than ordinary course office actions in connection with the prosecution of applications relating to the Seller Registered IPR) currently pending before the United States Patent and Trademark Office or any other Governmental Entity anywhere in the world related to any of the Seller Registered IPR, and identifies the due date for any outstanding response by Seller in such Actions. [†].

(c)To its [†] Knowledge, Seller has complied with all Applicable Laws, including any disclosure requirements, in connection with the filing, prosecution and maintenance of Seller Registered IPR.

(d)The conception, development and reduction to practice of the Transferred Intellectual Property have not constituted or involved the misappropriation of trade secrets, Patents or other intellectual property rights of any Third Party, since [†], and, to the [†] Knowledge of Seller, prior to [†].

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(e)(i) Seller is the sole legal and beneficial owner of all the Transferred Intellectual Property, free of all Encumbrances other than Permitted Encumbrances, and (ii) no person, firm, corporation or other entity (including any Affiliate of Seller) has any right, interest or claim in or to any Purchased Assets, and (iii) neither Seller nor any of its Affiliates has entered into any agreement granting any right, interest or claim in or to, any Purchased Assets to any Third Party (including any academic organization or agency).

(f)Seller has not received any written or oral claim of ownership or inventorship of any Transferred Intellectual Property from any Third Party (including without limitation by current or former officers, directors, employees, consultants or personnel of Seller or Valeant Pharmaceuticals Luxembourg).

(g)Except as set forth on Schedule 4.7(g), all assignments of Seller Registered IPR to Seller have been properly executed and recorded. To the [†] Knowledge of Seller, each of the patents and patent applications included within the Seller Registered IPR properly identifies each and every inventor of the claims thereof as determined in accordance with the laws of the jurisdiction in which such patent is issued or such patent application is pending.

(h)Seller has heretofore (i) made available to Acquiror for review all material scientific and technical information in its possession or control with respect to the Compound, and (ii) made available to Acquiror for review all data in its possession or control [†].

(i)No item of Transferred Intellectual Property is subject to any Action or outstanding Order or settlement agreement or stipulation in litigation that restricts in any manner the use, provision, transfer, assignment or licensing thereof by Seller or may affect the validity, use, ownership, registrability or enforceability of such Transferred Intellectual Property.

(j)Except as specifically identified and described on Schedule 4.7(j), there are no licenses, sublicenses and other contracts pursuant to which Seller is authorized to use, practice any rights under, or grant sublicenses with respect to, any Intellectual Property Rights owned by a Third Party, including any such Intellectual Property Rights which are embodied by any Transferred Intellectual Property or any Technology incorporated into any Transferred Intellectual Property (“Inbound Licenses”) and, with respect to each Inbound License, whether the Inbound License is exclusive or non-exclusive.

(k)Except as specifically identified and described on Schedule 4.7(k), there are no currently in-force licenses, sublicenses and other contracts pursuant to which Seller authorizes a third party to use, practice any rights under, or grant sublicenses with respect to, any Transferred Intellectual Property (“Outbound Licenses”) and, with respect to each Outbound License, whether the Outbound License is exclusive or non-exclusive.

(l)Except as specifically identified and described in Schedule 4.7(l), neither this Agreement nor the consummation of the Transactions will result in (i) the Acquiror being bound by, or subject to, any non-compete or other material restriction on the Compound or Acquiror’s business, or (ii) the Acquiror being obligated to pay any [†] to any Third Party in excess of those that the Seller would have been required to pay had the Transactions not occurred.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(m)           Neither the operation of Seller’s business, nor the use, sale, import, export, and manufacture of the Compound or the Transferred Technology (A) have infringed, misappropriated or otherwise violated or constituted the unauthorized use of, and as currently conducted do not infringe, misappropriate or otherwise violate or constitute the unauthorized use of, any Intellectual Property Rights owned by any Person, and, to the [†] Knowledge of Seller, such conduct will not constitute misappropriation or other violation of the Intellectual Property Rights of any Person when conducted by Acquiror in substantially the same manner, and (B) does not constitute and has not constituted unfair competition or trade practices under the Laws of any jurisdiction. Seller has not received written notice from any Person (1) claiming the operation of Seller’s business, or the Compound or any Transferred Technology infringes, misappropriates or otherwise violates or constitutes the unauthorized use of any Intellectual Property Rights of any Person or constitutes unfair competition or trade practices under the Laws of any jurisdiction (nor does Seller have [†] Knowledge of any basis therefor) or (2) demanding or offering to license to Seller any Intellectual Property Rights in connection with the business.

(n)To the [†] Knowledge of Seller, no Person is infringing, misappropriating, or otherwise violating or engaged in the unauthorized use of any item of Transferred Intellectual Property. No Actions have been brought or threatened against any Person by Seller, or, to Seller’s [†] Knowledge, by any Third Party, alleging that any Person is infringing, misappropriating or otherwise violating or is engaged in the unauthorized use of, any Transferred Intellectual Property.

(o)Seller has used [†] to maintain, protect and preserve the confidentiality of all Know-How, trade secrets, and other confidential information relating to Compound, Transferred Intellectual Property, and operation of Seller’s business with respect thereto (collectively, the “Compound Confidential Information”). To the [†] Knowledge of Seller, there has been no unauthorized disclosure by any Person of any such Compound Confidential Information. Without limiting the foregoing, each current and former employee and consultant of Seller who has made any contributions to the development of the Compound or any other Transferred Intellectual Property has executed a proprietary information and inventions agreement or consulting agreement containing proprietary information, confidentiality and assignment provisions that provide for (i) the non-disclosure by such Person of any of confidential information and (ii) the assignment by such Person to Seller of all Intellectual Property Rights arising out of such Person’s employment or engagement by, or contract with, Seller, which forms have been provided to Acquiror.

(p)Since [†], and to Seller’s [†] Knowledge, prior to [†] no government funding, facilities or resources of a Governmental Entity, university, college, or other educational institution or research center was used in the development of any Transferred Intellectual Property and no Governmental Entity, university, college, or other educational institution or research center has any claim or right in or to any Transferred Intellectual Property. No Person (including any current or former employee of Seller), who was involved in, or who contributed to, the creation or development of any Transferred Intellectual Property, has performed services for any Governmental Entity, university, college, or other educational institution or research center during a period of time during which such Person was also performing services for Seller.

(q)To Sellers’ [†] Knowledge, Seller is in compliance with all applicable Laws, regulations, and contractual requirements pertaining to privacy, data security, personally identifiable information, and protected health information. To Seller’s [†] Knowledge, Seller has not suffered any security breach with respect to any personally identifiable information.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

4.8  Contracts.

(a)Schedule 4.8(a) contains a complete and accurate list of all contracts to which Seller is a party, other than the Inbound Licenses and Outbound Licenses (such contracts, together with the Inbound Licenses and Outbound Licenses, the “Seller Contracts”).

(b)Seller has not violated or breached in any material respect, and has not committed any material default under, any Seller Contract, which remains uncured, and, to the [†] Knowledge of Seller, no other Person has violated or breached in any material respect, or committed any material default under, any Seller Contract which remains uncured. To the [†] Knowledge of Seller no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could reasonably be expected to: (i) result in a material violation or material breach of any of the provisions of any Seller Contract; (ii) give any Person the right to declare a default or exercise any remedy under any Seller Contract; or (iii) give any Person the right to accelerate the maturity or performance of any Seller Contract.

(c)The execution and delivery by Seller of the Transaction Documents, the performance by Seller of its obligations hereunder and thereunder, and the consummation by Seller of the Transactions do not and will not conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of any obligations under, create in any party the right to accelerate, terminate, modify or cancel, give rise to any obligation under, result in the creation of any Encumbrance upon any of the Purchased Assets pursuant to, require any notice, consent or waiver under, or result in the loss of any benefit under any Seller Contract.

(d)All loan agreements entered into by Seller with any third party that could result in an Encumbrance on any of the Purchased Assets, including the Loan Agreements, have been fully repaid prior to or in connection with the Closing (assuming Acquiror makes the payments as specified in Section 2.3).

4.9  Litigation.

(a)There is no Action pending or, to the [†] Knowledge of the Seller, threatened (i) against the Seller, (ii) relating to the Compound, or (iii) that challenges or seeks to prevent, enjoin or otherwise delay the Transactions. To the [†] Knowledge of the Seller, [†].

(b)There is no unsatisfied judgment, penalty, award, decree, injunction, rule or order of any Governmental Entity, court or arbitrator, outstanding or pending against the Seller or with respect to the Compound.

4.10Brokerage Fees. Seller has not incurred any liabilities for any brokerage, finder, investment banking or other similar fees, commissions or expenses in connection with the Transactions, except for such fees, commissions and expenses of which will be paid by Seller.

4.11Complete Copies of Materials. Seller has delivered to Acquiror true, correct and complete copies (or with respect to oral agreements, written summaries of the same) of each contract and other document that has been requested by Acquiror or its agents in connection with this Agreement or any of the other Transaction Documents or that is referred to in the Schedules attached hereto.

4.12Disclosures. To the [†] Knowledge of Seller, [†].

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF ACQUIROR

Acquiror hereby represents and warrants to Seller as follows:

5.1  Organization and Good Standing. Acquiror has been duly continued and is validly existing as a corporation in good standing under the Canada Business Corporations Act and is up-to-date in all material corporate filings.

5.2  Authority and Enforceability. Acquiror has the requisite power and authority to enter into each of the Transaction Documents, to perform its obligations under each of the Transaction Documents and to consummate the Transactions. The execution and delivery of the Transaction Documents by Acquiror and the consummation of the Transactions have been duly authorized by all necessary corporate action on the part of Acquiror. Each of the Transaction Documents has been duly authorized, executed and delivered by Acquiror and, assuming due authorization, execution and delivery by the Seller, constitute the valid and binding obligations of Acquiror, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting or relating to creditors’ rights generally, and (b) the availability of injunctive relief and other equitable remedies.

5.3  Financial Capability. Acquiror has, and at the Closing will have, sufficient internal funds (without giving effect to any unfunded financing regardless of whether any such financing is committed) available to pay the Base Purchase Price and any expenses incurred by Acquiror in connection with the Transactions.

5.4  Litigation. There is no Action pending or, to the knowledge of Acquiror, threatened against Acquiror, that challenges or seeks to prevent, enjoin or otherwise delay the Transactions. To the knowledge of Acquiror, no event has occurred or circumstances exist that may give rise or serve as a basis for any such Action.

ARTICLE 6 COVENANTS OF THE SELLER

6.1  Access to Information. Prior to the Closing and subject to the terms of the Confidentiality Agreement, Seller shall afford to Acquiror’s officers, directors, employees, accountants, counsel, consultants, advisors and agents (“Representatives”) reasonable access, during normal business hours and upon reasonable advance notice, to all of the assets and records, reports, contracts and other documents related to the Purchased Assets as the Acquiror and its Representatives may reasonably request, and shall permit them to consult with Seller’s officers, employees, accountants, counsel and agents for the purpose of making such investigation of the acquired Purchased Assets as Acquiror shall desire to make.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

6.2  Notification of Certain Matters. Prior to the Closing, Seller shall give prompt notice to Acquiror of any fact, event or circumstance known to it that (a) individually or taken together with all other facts, events and circumstances known to it, has had or would reasonably be expected to have, individually or in the aggregate, a Compound Material Adverse Effect, or (b) would cause or constitute a failure of any condition precedent to Acquiror’s obligations set forth in this agreement. Seller shall give prompt notice to Acquiror of: (i) any notice or other communication from any Third Party alleging that the consent of such Third Party is or may be required in connection with the Transactions, or (ii) any written notice or other written communication received by the Seller from any Governmental Entity in connection with the Transactions. The delivery of any notice pursuant to this Section 6.2 shall not be considered an admission that any representation or warranty is untrue or that any covenant has been breached and shall not limit or otherwise affect any remedies available to Acquiror or prevent or cure any misrepresentations, breach of warranty or breach of covenant, and disclosure by the Seller shall not be deemed to amend or supplement the schedules hereto or constitute an exception to any representation or warranty.

6.3  Actions Prior to Closing.

6.3.1          Status Quo. Prior to Closing, Seller shall cause all registration, maintenance and renewal fees and any certifications, filings or registrations related to Seller Registered IPR and due prior to Closing to be paid, prepared and/or filed, as the case may be, with the relevant Governmental Entity or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining the Seller Registered IPR and perfecting Seller’s ownership interests therein. Prior to Closing, Seller shall take or cause to be taken at its expense all other [†] actions necessary to maintain the Purchased Assets, and shall continue to conduct its business in the ordinary course, consistent with past practice. Without limiting the generality of the foregoing, prior to Closing, Seller shall not take any of the following actions in connection with the Purchased Assets: (1) sell, lease, license or otherwise dispose of any Purchased Asset; (2) enter into, cancel or modify any Inbound License or Outbound License; (3) grant or permit to exist any Encumbrance on any of the Purchased Assets; or (4) agree to any of the foregoing actions.

6.3.2          Exclusivity. [†].

6.4  Efforts and Actions to Cause Closing to Occur. Prior to the Closing, upon the terms and subject to the conditions of this Agreement, Acquiror and Seller shall use [†] to take, or cause to be taken, all actions, and to do, or cause to be done, and cooperate with each other in order to do, all things necessary, proper or advisable (subject to applicable Law) to consummate the Transactions as promptly as practicable, including the matters described in 7.5 hereof and the preparation and filing of all forms, registrations and notices required to be filed and the taking of such actions as are necessary to obtain any requisite consents of any Governmental Entity or other Person. In addition, no party hereto shall take any action that could reasonably be expected to materially delay the obtaining of, or result in not obtaining, any consent from any Governmental Entity or other Person required to be obtained prior to the Closing.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

6.5  Confidentiality. Following the Closing, each party hereto shall, and shall cause its Affiliates and Representatives to, hold in strict confidence and not utilize in its respective business any information and documents concerning any other party hereto or any of its respective Affiliates or its or their businesses or confidential or proprietary information (“Confidential Information”). Notwithstanding anything herein or in the Confidentiality Agreement to the contrary, Acquiror’s Confidential Information includes all confidential or proprietary documents or information regarding the Purchased Assets in the possession of Seller and its Affiliates, even though such documents and information were first developed by, made known to, or obtained from, Seller and its Affiliates. In the event a party is required to disclose Confidential Information to comply with any applicable Law, the party proposing to disclose such information shall give the original disclosing party with respect to whom such information is Confidential Information reasonable advance notice of such disclosure (to the extent not prohibited by applicable Law) and to cooperate with such disclosing party in seeking a protective order or other appropriate means for limiting the scope of the disclosure. Notwithstanding the foregoing, the following will not constitute “Confidential Information” for purposes of this Agreement: (a) other than confidential or proprietary documents and information regarding the Purchased Assets, (i) information that is independently developed by the receiving party or any Affiliate thereof without the use of the Confidential Information, as demonstrated by the receiving party’s contemporaneous written records, and (ii) information that the receiving party can demonstrate is obtained or was previously obtained by the receiving party or its Affiliates from a third party who is not known by the receiving party after due inquiry to be subject to obligations of confidentiality with respect thereto, and (b) information that the receiving party can demonstrate is or becomes generally available to the public other than as the result of a disclosure by the receiving party or any Affiliate thereof or their respective agents or employees. Following the Closing, the foregoing restrictions in this Section 6.5 shall not apply to the use by Acquiror or its Affiliates and its or their successors, assigns and Representatives, and shall apply to the use by Seller and its Affiliates and its or their successors, assigns and Representatives, of any documents or information concerning the Compound or the Purchased Assets furnished or transferred by Seller or its Affiliates hereunder.

ARTICLE 7 OTHER COVENANTS

7.1  Public Announcements. Seller shall not issue any press release or make any public statement regarding the Transactions without the prior written consent of Acquiror. Acquiror and Seller shall not be restricted from making any disclosure it reasonably determines is required by Law, including, without limitation, disclosure required pursuant to the securities laws of the United States and Canada. Either party may make any disclosure, including public statements, consistent with disclosures previously made pursuant to this Section. Nothing in this Section 7.1 shall restrict or otherwise limit the Acquiror’s ability or right to issue any press release or make any public statement after Closing regarding its operations or the Purchased Assets, including, among other things, the development and commercialization of the Compound; provided that Acquiror shall provide Seller an opportunity to review and comment on Acquiror’s initial press release announcing the Transaction.

7.2  [†]. Acquiror will [†].

7.3  Further Assurances. Upon the terms and subject to the conditions hereof each of the parties hereto shall execute such documents and other instruments and take such further actions as may be reasonably required to carry out the provisions hereof and consummate the Transactions (prior to, at or after the Closing). Each of the parties hereto shall use [†] to consummate the Transactions as soon as practicable following the date hereof.

7.4  License by Seller to Valeant. Acquiror acknowledges that, pursuant to the Valeant APA, Valeant has and will continue to have a [†] license under the Patents listed on Part 1 of Schedule 4.3(a) thereto (the “Grant-Back Intellectual Property”), which [†].

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

7.5  Payoff Letters. Seller shall deliver to Acquiror executed payoff letters, in the form attached hereto as Exhibit B, no later than [†] ([†]) [†] prior to the Closing Date.

7.6  Notice and Inquiry. Until the [†] anniversary of the Effective Date, Acquiror will notify Seller annually not later than [†] of any payments made to Valeant in the prior Calendar Year pursuant to the Valeant APA. In addition, Seller may, with notice, request that Acquiror confirm that appropriate payments have been made to Valeant pursuant to the Valeant APA. Xenon shall respond to such inquiry within [†], but shall not be obligated to disclose the amount of any payment. Any information disclosed by Acquiror to Seller shall be treated as Confidential Information of Acquiror.

ARTICLE 8 CONDITIONS TO CLOSING

8.1  Conditions to Each Party’s Obligation. The obligations of Acquiror and the Seller to consummate the Transactions are subject to the satisfaction on or prior to the Closing Date of the following conditions:

(a)All Authorizations and Orders of, declarations and filings with, and notices to any Governmental Entity required to permit the consummation of the Transactions shall have been obtained or made and shall be in full force and effect.

(b)No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Transactions shall be issued by any Governmental Entity of competent jurisdiction and shall be in effect. No Law shall have been enacted which makes the consummation of the Transactions illegal.

8.2  Conditions to Obligations of Acquiror. The obligations of Acquiror to effect the Transactions are subject to the satisfaction (or waiver by Acquiror in its sole discretion) of the following further conditions:

(a)The representations and warranties of the Seller set forth in this Agreement shall have been true and correct at and as of the date hereof and shall be true and correct at and as of the Closing Date as if made at and as of the Closing Date.

(b)There shall not have occurred since the date of this Agreement any event, occurrence or change that has had or would reasonably be expected to have, individually or in the aggregate, a Compound Material Adverse Effect.

(c)No action, proceeding or litigation brought by any Governmental Entity of competent jurisdiction shall be pending or threatened before any court or other Governmental Entity seeking to (i) prevent consummation of the Transactions, (ii) affect adversely the right of Acquiror to control the Compound; or (iii) restrain or prohibit Acquiror’s ownership of the Purchased Assets. No such Order shall be in effect.

(d)Seller shall have delivered to Acquiror a certificate executed by an authorized officer of Seller (the “Seller Certificate”) to the effect that each of the conditions specified in clauses (a)-(c) of this Section 8.2 with respect to Seller are satisfied in all respects.

(e)Seller shall have delivered to Acquiror written consents signed by each member of Seller’s Board of Directors and each of Seller’s stockholders approving the transactions contemplated by this Agreement under Seller’s constitutive and other documents, in each case to the effect that each such director and such stockholders have approved the transactions contemplated by this Agreement.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(f)Seller shall have delivered to Acquiror duly executed Transaction Documents.

(g)Seller shall have delivered to Acquiror documents reasonably satisfactory to Acquiror evidencing repayment and release in full with respect to the Loan Agreements, including delivery of the executed Payoff Letters pursuant to Section 7.5.

(h)Seller shall have delivered the items required by it pursuant to Section 3.2 hereof.

8.3  Conditions to Obligation of the Seller. The obligation of the Seller to effect the Transactions is subject to the satisfaction (or waiver by Seller in its sole discretion) of the following further conditions:

(a)The representations and warranties of Acquiror set forth in this Agreement that are [†] shall have been true and correct at and as of the date hereof and shall be true and correct at and as of the Closing Date as if made at and as of the Closing Date, and the representations and warranties that are [†] shall have been true and correct in all [†] respects at and as of the date hereof and shall be true and correct in all [†] respects at and as of the Closing Date as if made at and as of the Closing Date, except to the extent that such representations and warranties refer specifically to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date.

(b)Acquiror shall have performed in all [†] respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

8.4  Frustration of Closing Conditions. None of the parties hereto may rely on the failure of any condition set forth in this 7.5 to be satisfied if such failure was caused by such party’s failure to act in good faith or to use its [†] to cause the Closing to occur.

ARTICLE 9 INDEMNIFICATION

9.1  By Seller. From and after the Closing Date, Seller, shall indemnify Acquiror, its successors and assigns, and its officers, directors, employees, stockholders and agents (each, an “Indemnified Acquiror Party”) and hold each Indemnified Acquiror Party harmless from and against:

(a)any liabilities, claims, demands, judgments, losses, costs, settlements, damages or expenses whatsoever (including reasonable attorneys’, consultants’ and other professional fees and disbursements of every kind, nature and description) (“Damages”) that such Indemnified Acquiror Party, directly or indirectly, sustains, suffers or incurs and that result from or arise out of:

(i)          any breach or inaccuracy of any representation or warranty of Seller in the Transaction Documents; and

(ii)          any breach or nonfulfillment of any covenant or agreement of Seller set forth in any Transaction Document;

(b)any Damages arising out of or resulting from any liabilities that are not the Assumed Liabilities; and

(c)any and all actions, suits, claims, proceedings, investigations, allegations, demands, assessments, audits, fines, judgments, costs and other expenses (including reasonable attorneys’ fees and expenses) incident to any of the foregoing or to the enforcement of this Section 9.1, but only in connection with a claim for which any Indemnified Acquiror Party is entitled to indemnification.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

9.2  By Acquiror. From and after the Closing Date, Acquiror shall indemnify the Seller, its successors and assigns, and its officers, directors, employees, stockholders and agents (each, an “Indemnified Seller Party”) and hold each Indemnified Seller Party harmless from and against:

(a)any Damages that such Indemnified Seller Party, directly or indirectly, sustains, suffers or incurs and that result from or arise out of:

(i)  any breach or inaccuracy of any representation or warranty of Acquiror in the Transaction Document; and

(ii) any breach or nonfulfillment of any covenant or agreement of Acquiror set forth in any Transaction Document; and

(b)any Damages arising out of or resulting from any of the Assumed Liabilities,  and pay any settlement costs or final judgment amounts with respect thereto incident to any of the foregoing or to the enforcement of this Section 9.2, but only in connection with a claim for which any Indemnified Seller Party is entitled to indemnification; provided, in each case, that Acquiror shall have no liability with respect to any such claims arising out of or resulting from the gross negligence, willful misconduct, intentional misrepresentation, or fraudulent conduct of Seller.

9.3  Limitation of Liability. EXCEPT IN CASE OF THE FRAUD OR WILFUL MISCONDUCT OF A PARTY, NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY LOST PROFITS, LOST BUSINESS OR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, EXEMPLARY OR OTHER SPECIAL DAMAGES SUFFERED BY THE OTHER PARTY OR ITS AFFILIATES ARISING OUT OF OR RELATED TO THIS AGREEMENT FOR ALL CAUSES OF ACTION OF ANY KIND (INCLUDING TORT, CONTRACT, NEGLIGENCE, STRICT LIABILITY, INDEMNITY AND BREACH OF WARRANTY) EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, UNLESS SUCH DAMAGES ARE PAYABLE TO A THIRD PARTY IN CONNECTION WITH A CLAIM BY SUCH THIRD PARTY THAT IS INDEMNIFIABLE HEREUNDER.

9.4  Procedure for Claims. A party that intends to claim indemnification under this ARTICLE 9 (the “Indemnitee”) shall promptly notify the other party (the “Indemnitor”) in writing of the assertion or the commencement of any Action by a Third Party (a “Third Party Claim”) and will provide the Indemnitor such information with respect thereto that the Indemnitor may reasonably request. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any Action with respect to a Third Party Claim shall not relieve the Indemnitor of its obligations under this ARTICLE 9 unless the delay or failure is materially prejudicial to its ability to defend such action. The Indemnitor shall be entitled to control the defense of any Third Party Claim, at its expense, provided that any such Third Party Claim relates to the ownership of any Purchased Assets, or their use, Acquiror shall be entitled to control the defense of any such Third Party claim, at Seller’s expense. The Indemnitee under this Section 9.1(c) shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any Action with respect to a Third Party Claim covered by this indemnification. The Indemnitor shall conduct the defense of such Action and shall keep the Indemnitee, reasonably informed of the status of such Action. The Indemnitee shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any Action with respect to any Third Party Claim. The Indemnitee shall be entitled to participate in any such defense at its sole cost and expense, subject to the obligation of Seller to pay expenses as described in the third sentence above. The Indemnitor shall seek the prior written consent of the Indemnitee (which consent shall not be unreasonably withheld, conditioned or delayed) in connection with the Indemnitor’s settlement or compromise of any such third party Action.

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9.5  Right of Offset. In the event that an Indemnified Acquiror Party is seeking indemnification pursuant to this ARTICLE 9, Acquiror shall be entitled to withhold the amount of any Damages sought from any amounts due from Acquiror to Seller, including any Milestone Payments, to the extent any such amounts are then, or may in the future, become payable.

9.6  Survival. The representations and warranties of Seller contained in this Agreement, and any claims with respect thereto, shall survive the Closing for a period of [†] ([†]) [†]. The representations and warranties of Acquiror contained in this Agreement, and any claims with respect thereto, shall expire at the Closing. The respective covenants of both parties shall survive the Closing in accordance with their terms.

ARTICLE 10 MISCELLANEOUS

10.1Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given: (a) on the date established by the sender as the date of actual personal delivery; (b) on the date delivered by a private courier as established by the sender by evidence obtained from the courier; (c) on the date sent by facsimile, with confirmation of transmission, if sent during normal business hours of the recipient, if not, then on the [†]; or (d) on the [†] after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications, to be valid, must be addressed as follows:

If to Seller, to:

1ST Order Pharmaceuticals

5511 NC Highway 902

Pittsboro, NC 27312

Attn: President and Chief Scientific Officer

Facsimile: (919) 542-5421

Telephone: (919) 812-8119

With a copy to:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail, Suite 300

Raleigh, NC 27607

Attn: Thomas A. Allen

Facsimile: (919) 781-4865

If to Acquiror, to:

Xenon Pharmaceuticals, Inc.

3650 Gilmore Way

Burnaby, BC V5G 4W8, Canada

Attn: Legal Department

Facsimile: (604) 484-3450

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With a required copy to:

Wilson Sonsini Goodrich & Rosati, PC

650 Page Mill Rd. Palo Alto, CA 94304

Attn: Bryan King

Facsimile: (650) 493-6811

or to such other address or to the attention of such Person or Persons as the recipient party has specified by prior written notice to the sending party. If more than one method for sending notice as set forth above is used, the earliest notice date established as set forth above shall control.

10.2           Amendments and Waivers.

(a)Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by Acquiror and the Seller.

(b)No failure or delay by any party in exercising any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c)To the maximum extent permitted by Law, (i) no waiver that may be given by a party shall be applicable except in the specific instance for which it was given and (ii) no notice to or demand on one party shall be deemed to be a waiver of any obligation of such party or the right of the party giving such notice or demand to take further action without notice or demand.

10.3Expenses. Each of parties hereto shall bear its own costs and expenses in connection with this Agreement and the Transactions, including all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties, whether or not the Transactions are consummated.

10.4Successors and Assigns. This Agreement may not be assigned by Seller, by operation of law or otherwise, without the prior written consent of Acquiror. Acquiror may freely assign this Agreement and any of its rights obtained hereunder as it deems appropriate. Subject to the foregoing, all of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, heirs, personal representatives, successors and assigns. Acquiror covenants that to the extent that any person acquires all or substantially all of the assets or operations related to the Purchased Assets, whether by merger, asset acquisition or otherwise, it will ensure that such acquiring person agrees in writing to assume Acquiror’s obligations under this Agreement and Acquiror shall provide a copy of such assumption to Seller.

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10.5Governing Law; Venue. This Agreement and the exhibits and schedules hereto shall be governed by and interpreted and enforced in accordance with the Laws of the State of Delaware, without giving effect to any choice of Law or conflict of Laws rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. Any legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement may be brought or otherwise commenced only in any state or federal court located in the State of Delaware. Each party to this Agreement: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in State of Delaware; (ii) agrees that each state and federal court located in the State of Delaware shall be deemed to be a convenient forum; and (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of Delaware, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such legal proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

10.6Counterparts. This Agreement may be executed in any number of counterparts, and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. The parties agree that the delivery of this Agreement may be effected by means of an exchange of facsimile or other electronic signatures.

10.7Third Party Beneficiaries. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder, except that, in the case of ARTICLE 9 hereof, the Indemnitees are intended third party beneficiaries of such sections and shall have the right to enforce such sections in their own names.

10.8Dispute over Obligations arising under Valeant APA. In the event of any dispute arising as a result of the performance by Acquiror of any Assumed Liabilities or any alleged breach of any such obligations, Seller shall cooperate with Acquiror, at Acquiror’s request [†], in collecting any documents or information in respect of the defense of any such action, claim or proceeding, except to the extent such cooperation, upon advice of legal counsel, would jeopardize or undermine any rights or claims of Seller.

10.9Entire Agreement. This Agreement and the documents, instruments and other agreements specifically referred to herein or delivered pursuant hereto set forth the entire understanding of the parties hereto with respect to the Transactions. All exhibits and schedules referred to herein are intended to be and hereby are specifically made a part of this Agreement. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement, other than the Confidentiality Agreement which shall continue in full force and effect in accordance with its terms except modified in accordance with Section 6.5 hereof.

10.10           Captions. All captions contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

10.11           Severability. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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10.12           Specific Performance. Acquiror and Seller agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof and that each party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at Law or equity.

10.13          Dispute Resolution.

10.12.1      In the event of any controversy, dispute, claim or counterclaim arising out of or relating to this Agreement (a “Dispute”), the parties shall first attempt to resolve such Dispute through good faith negotiations following notification of such Dispute to the other party in accordance with the procedures set forth in this Section 10.13.

10.12.2      The party claiming that such a Dispute exists shall give notice in writing (a “Notice of Dispute”) to the other party of the nature of the dispute.

10.12.3      Within [†] ([†]) [†] of receipt of a Notice of Dispute, the Chief Executive Officer of Acquiror, or his or her designee, and the Chief Executive Officer of Seller, or his or her designee, shall meet in person or by teleconference, as mutually agreed, for the purpose of attempting to resolve such Dispute.

10.12.4      If, within a further period of [†] ([†]) [†], or if in any event within [†] ([†]) [†] of initial receipt of the Notice of Dispute, the Dispute has not been resolved, or if, for any reason, the meeting described in Section 10.12.3 has not been held within [†] ([†]) [†] of initial receipt of the Notice of Dispute, then the parties agree that either party may initiate a proceeding to resolve the Dispute in accordance with Section 10.12.5 or Section 10.5.

10.12.5      Notwithstanding any provision of this Agreement to the contrary, either party may immediately initiate litigation in any court of competent jurisdiction seeking any remedy in equity, including the issuance of a preliminary, temporary or permanent injunction, to preserve or enforce its rights under this Agreement.

10.13           Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF A PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT

10.14          Interpretation.

(a)The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting either gender shall include both genders as the context requires. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

(b)The terms “hereof”, “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

(c)When a reference is made in this Agreement to an Article, Section, paragraph, Exhibit or Schedule, such reference is to an Article, Section, paragraph, Exhibit or Schedule to this Agreement unless otherwise specified.

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(d)References to “dollars” or “$” are references to United States dollars.

(e)The word “include”, “includes”, and “including” when used in this Agreement shall be deemed to be followed by the words “without limitation”, unless otherwise specified.

(f)A reference to any party to this Agreement or any other agreement or document shall include such party’s predecessors, successors and permitted assigns.

(g)Reference to any Law means such Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder.

(h)The parties have participated jointly in the negotiation and drafting of this Agreement. Any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof.

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EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Asset Purchase Agreement to be executed by their duly authorized representatives as of the date first written above.

1ST ORDER PHAMACEUTICALS, INC.

By: /s/ Christopher S. Crean

Name: Christopher S. Crean

Title: President and Chief Scientific Officer

XENON PHARMACEUTICALS INC.

By: /s/ Simon Pimstone

Name: Simon Pimstone

Title: Chief Executive Officer

By: /s/ Ian Mortimer

Name: Ian Mortimer

Title: Chief Financial Officer

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Exhibit A

Valeant APA

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Execution Copy

ASSET PURCHASE AGREEMENT

by and among

1st ORDER PHARMACEUTICALS, INC.

(a Delaware corporation),

VALEANT PHARMACEUTICALS LUXEMBOURG,

(a Luxembourg company)

Dated as of October 30, 2015

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Execution Copy

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (“Agreement”), is made as of October 30, 2015, by and among, 1ST Order Pharmaceuticals, Inc., a Delaware Corporation (“Acquiror”) and Valeant Pharmaceuticals Luxembourg S.ar.l. a Luxembourg company (“Seller”).

RECITALS:

A.  WHEREAS, the Seller desires to sell to Acquiror, and Acquiror desires to purchase from Seller, all of Seller’s right, title and interest in and to the investigational compound known as VRX621698, a potassium channel opener small molecule (the “Compound”), and certain completed development reports, raw data, API and intellectual property related thereto, upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE 1 DEFINITIONS

For convenience, certain terms used in more than one part of this Agreement are listed in alphabetical order and defined or referred to below.

“Affiliate(s)” means, with respect to a particular party, a Person or other entity that controls, is controlled by or is under common control with such party.  For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of fifty percent (50%) or more of the voting stock of such entity, or by contract or otherwise.

“Acquiror” is defined in the Preamble.

“Agreement” is defined in the Preamble.

“Authorization” means any authorization, approval, consent, certificate, license, notification, registration, permit, franchise, waiver, order, right, notification of any Governmental Entity.

“Base Purchase Price” is defined in Section 2.3.

“Business Day” means a day other than a Saturday, Sunday or other day on which banks located in New York City are authorized or required by Law to close.

“Closing” is defined in Section 3.1.

“Closing Date” is defined in Section 3.1.

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“Compound Material Adverse Effect” means [†].

“Compound” is defined in the preamble.

“Compound Intellectual Property” means all Patent rights, Know-How and other Intellectual Property relating to the Compound, including, without limitation, the Intellectual Property set forth on Schedule 4.3(a).

“Compound Registered Items” is defined in Section 4.3(d).

“Compound Regulatory Documentation” means any and all Authorizations relating to the Compound, including, without limitation, applications, registrations, licenses, authorizations, approvals, non-clinical and clinical study authorization applications or notifications (including all supporting files, writings, data, studies and reports), correspondence to or with any Medical Product Regulatory Authority with respect to the Compound, and all data contained in any of the foregoing, including all adverse event files and manufacturing records.

“Confidentiality Agreement” is defined in Section 7.1.

“Confidentiality Information” is defined in Section 7.6.

“Damages” is defined in Section 10.1(a).

“Drug Product” means any formulation or presentation of the Compound approved by a Medical Product Regulatory Authority under an NDA for sale.

“EMEA” means the European Medicines Agency.

“EU Territory” is defined in Section 2.5(b).

“FDA” means the United States Food and Drug Administration.

“FFDCA” means the U.S. Federal Food, Drug, and Cosmetic Act.

“Generic Equivalent” means any drug product that is comparable to a Drug Product in dosage form, strength, performance characteristics and intended use.

“Governmental Entity” means any entity or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to United States federal, state, local, or municipal government, foreign, international, multinational or other government, including any department, commission, board, agency, bureau, subdivision, instrumentality, official or other regulatory, administrative or judicial authority thereof.

“Grant-Back Intellectual Property” is defined in Section 2.8.

“In-Bound Licenses” is defined in Section 4.3(b).

“Indemnified Acquiror Party” is defined in Section 10.1.

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“Indemnified Party” is defined in Section 10.2.

“Indemnified Seller Party” is defined in Section 10.2.

“Indemnitor” is defined in Section 10.3(a).

“[†]” is defined in Section 2.4(b).

“Intellectual Property” means: (i) inventions (whether or not patentable), trade secrets, technical data, databases, customer lists, designs, tools, methods, processes, technology, ideas, Know-How, source code, product road maps and other proprietary information and materials (“Proprietary Information”); (ii) trademarks and service marks (whether or not registered), trade names, logos, trade dress and other proprietary indicia and all goodwill associated therewith; (iii) documentation, advertising copy, marketing materials, web-sites, specifications, mask works, drawings, graphics, databases, recordings and other works of authorship, whether or not protected by Copyright; (iv) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, firmware, development tools, files, records and data, design documents, flow-charts, user manuals and training materials relating thereto and any translations thereof and all media on which any of the foregoing is recorded (collectively, “Software”); (v) domain names, uniform resource locators (“URLs”) and other names and locators associated with the Internet (collectively, “Domain Names”); and (vi) all forms of legal rights and protections that may be obtained for, or may pertain to, the Intellectual Property set forth in clauses (i) through (v) in any country of the world (“Intellectual Property Rights”), including all letters patent, patent applications, provisional patents, design patents, PCT filings, invention disclosures and other rights to inventions or designs (“Patents”), all registered and unregistered copyrights in both published and unpublished works (“Copyrights”), all trademarks, service marks, trade names and other proprietary indicia (whether or not registered) (“Marks”), trade secret rights, mask works, moral rights or other literary property or authors rights, and all applications, registrations, issuances, divisions, continuations, renewals, reissuances and extensions of the foregoing.

“Know-How” means all technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulas, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, clinical, safety, manufacturing and quality control data), results and other material, including high-throughput screening, gene expression, genomics, proteomics and other drug discovery and development technology, assays and any other biological methodology, pre-clinical and clinical trial results, manufacturing procedures, test procedures and purification and isolation techniques, (whether or not confidential, proprietary, patented or patentable) in written, electronic or any other form.

“Knowledge” means [†].

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“Law” means any statute, law (including common law), constitution, treaty, ordinance, code, order, decree, judgment, rule, regulation and any other binding requirement or determination of any Governmental Entity.

“Medical Product Regulatory Authority” means any Governmental Entity that is concerned with the safety, efficacy, reliability, manufacture, investigation, sale or marketing of pharmaceuticals, medical products, biologics or biopharmaceuticals, including, without limitation, FDA, the EMEA, and state and local government authorities.

“Milestone” is defined in Section 2.4(a).

“Milestone Payment” is defined in Section 2.4(a).

“Net Sales” means [†].

“NDA” means (a) a New Drug Application, as defined in the FFDCA, which is required to be approved by FDA before the marketing of a product for its FDA-approved intended use, and its equivalent in other countries or regulatory jurisdictions or any successor application or procedure, and (b) all supplements and amendments that may be filed with respect to the foregoing.

“Order” means any award, injunction, judgment, decree, order, ruling, subpoena or verdict or other decision entered, issued or rendered by any Governmental Entity.

“Out-Bound License” is defined in Section 4.3(c).

“Person” means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated association, a Governmental Entity or any agency, instrumentality or political subdivision of a Governmental Entity, or any other entity or body.

“[†]” is defined in Section 2.4(b).

“Purchased Assets” is defined in Section 2.1.

“Representatives” is defined in Section 7.1.

“ROW Territory” is defined in Section 2.5(c).

“[†]” is defined in Section 2.4(b).

“[†]” is defined in Section 2.4(b).

“Third Party” shall mean any Person or entity other than Seller, Acquiror and their respective Affiliates.

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“Third Party Payments” means all fees, milestones or royalties paid to a Third Party that Acquiror determines are commercially, reasonably necessary to obtain a license to practice such Third Party’s Patent rights in order to sell a Drug Product without infringing such Third Party’s Patents (a “Third Party Patent”), provided, however, that Third Party Payments shall exclude fees, milestones or royalties (a) reasonably attributable to a product other than a Drug Product covered by the respective Third Party Patent, and (b) reasonably attributable to Intellectual Property other than a Third Party Patent;

“Transaction Documents” means this Agreement and any other, instrument, agreement or document required to be delivered by the parties to this Agreement pursuant to the terms hereof.

“Transaction” means the purchase and sale of the Purchased Assets hereunder and the other transactions contemplated by the Transaction Documents.

“US Territory” is defined in Section 2.5(a).

ARTICLE 2 PURCHASE AND SALE

2.1  Purchase and Sale of the Compound.

(a)On the terms and subject to the conditions set forth in this Agreement, at the Closing, Acquiror shall purchase from Seller, and Seller shall sell to Acquiror, all of Seller’s rights, titles, and interest in and to the Compound (the “Purchased Assets”), including, without limitation, the following assets.

(i)  The Compound Intellectual Property;

(ii) The tangible drug substance material currently stored with [†]; and

(iii)The Compound Regulatory Documentation.

(b)Acquiror shall not assume pursuant to this Agreement or the transactions contemplated hereby, and shall have no liability for, any liabilities of Seller of any kind, character or description whatsoever, and Seller shall retain responsibility for all such liabilities and obligations.

2.2  Purchase Price.  The purchase price for the Purchased Assets shall be equal to the Base Purchase Price plus, to the extent achieved, the Milestone Payments in accordance with Section 2.4, plus, to the extent payable, the royalty payments in accordance with Section 2.5.

2.3  Payment of Closing Consideration.  At the Closing, Acquiror shall deliver to Seller the amount of $[†] (the “Base Purchase Price”).

2.4  Milestone Payments.

(a)Subject to the terms and conditions of this Agreement, the Seller shall be entitled to a milestone payment (each payment as it relates to a particular event for a product, a “Milestone Payment”) upon achievement of each of the following events (each, a “Milestone”) for the Compound in the particular amounts specified below:

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Compound (VRX621698)
Milestone	Milestone Payment
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]
[†]	[†]

Total possible Milestone Payments:	[†]

(b)Definitions: For purposes of determining Milestone Payments:

(i)  “[†]” means [†].

(ii) “[†]” means [†].

(iii)“[†]” means [†].

(iv)“[†]” means [†].

(v) “[†]” means [†].

(vi)“[†]” means [†].

(vii)           “[†]” means [†].

(viii)          “[†]” means [†].

(c)Milestones Payable Only Once.  The Parties understand and agree that, except as otherwise noted in Section 2.4(a) above, each of the Milestone Payments referenced under Section 2.4(a), shall be payable only once, upon the first occurrence of the applicable Milestone, and are subject to the terms and conditions set forth in this Section 2.4.

(d)Payment of Milestone Payments.  Subject to Acquiror’s right to offset pursuant to Section 10.6, Acquiror shall cause each Milestone Payment, if any, to be distributed to the Seller within [†] ([†]) [†] following the date the applicable Milestone relating thereto is achieved by bank wire transfer of immediately available funds to an account designated by Seller in writing.

2.5  Royalties.  In addition to (and not in lieu of) the Base Purchase Price and the Milestone Payments, Acquiror shall pay to Seller the following:

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(a)Royalties on Products in the United States (US) Territory.  As partial consideration of the sale of the Compound to Acquiror hereunder, Acquiror shall pay to Seller amounts equal to the applicable percentage of aggregate Net Sales of Compound as a Drug Product sold in the United States (and its territories) (the “US Territory”) as described below, as follows:

(i)  [†] ([†]) of Net Sales of such Drug Product in the US Territory; and

(ii) [†] ([†]) of Net Sales of such Drug Product in the US Territory.

(b)Royalties on Products in the European Union (EU) Territory.  As partial consideration of the sale of the Compound to Acquiror hereunder, Acquiror shall pay to Seller amounts equal to the applicable percentage of aggregate Net Sales of Compound as a Drug Product sold in the European Union (and its territories) (the “EU Territory”) as described below, and country-by-country basis as follows:

(i)  [†] ([†]) of Net Sales of such Drug Product in such country; and

(ii) [†] ([†]) of Net Sales of such Drug Product in such country.

(c)Royalties on Products in the Rest of World (ROW) Territory.  As partial consideration of the sale of the Compound to Acquiror hereunder, Acquiror shall pay to Seller amounts equal to the applicable percentage of aggregate Net Sales of Compound as a Drug Product sold outside the US Territory or EU Territory (the “ROW Territory”) as described below, and country-by-country basis as follows:

(i)  [†] ([†]) of Net Sales of such Drug Product in such country; and

(ii) [†] ([†]) of Net Sales of such Drug Product.

(d)Royalty Payments.  All royalties due under this Section 2.5 shall be paid within [†] ([†]) [†] of the end of the calendar quarter during which the applicable Net Sales occur.  Each royalty payment shall be accompanied by a statement (i) stating (as applicable) the aggregate Net Sales, by country, of each Drug Product sold during the relevant calendar quarter by Acquiror and its Affiliates or its or their licensees, or its or their direct or indirect sub-licensees, and (ii) detailing the calculation of royalties and amounts due for such calendar quarter.  All payments due under this Section 2.5 shall be made by bank wire transfer in immediately available funds to an account designated by Seller in writing.  All payments hereunder shall be made in the legal currency of the United States.  With respect to Net Sales invoiced in a currency other than United States dollars, such Net Sales will be converted into the United States dollar equivalent using the average conversion rate existing in the United States (as reported in The Wall Street Journal, New York edition) during the applicable calendar quarter.  If The Wall Street Journal ceases to be published, then the rate of exchange to be used shall be that reported in such other business publication of national circulation in the United States on which the Parties reasonably agree.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

2.6  Taxes.  Notwithstanding anything in this Agreement to the contrary, each of Acquiror and Seller are responsible for payment of any tax for which it is required to pay to the applicable Governmental Entity in connection with the purchase of the Compound.  In the event any tax or similar amount is paid or required to be withheld by Acquiror or any Affiliate thereof for the benefit of Seller on account of any royalties or other payments payable to Seller under this Agreement, the corresponding amounts payable to Seller shall be reduced by the amount of taxes or similar amounts deducted and withheld, and Acquiror shall pay the amounts of such taxes or similar amounts to the proper Governmental Entities in a timely manner and promptly transmit to Seller an official tax certificate or other evidence of such tax or other obligations together with proof of payment from the relevant Governmental Entity of all amounts deducted and withheld sufficient to enable Seller to claim such payment of taxes or similar amounts.  Any such withholding taxes or similar amounts required under applicable Law to be paid or withheld shall be an expense of, and borne solely by, Seller.  Acquiror will provide Seller with, at Seller’s expense, reasonable assistance to enable RNR to recover such taxes or amounts otherwise withheld as permitted by Law.

2.7  License by Acquiror to Seller.  Effective as of the Closing Date, the Acquiror hereby grants to the Seller [†] license under the Patents listed on Part 1 of Schedule 4.3(a) (the “Grant-Back Intellectual Property”), which license may [†].

2.8  Filing, Prosecution and Maintenance of Patents.  Except as set forth herein, Acquiror will be solely responsible for the preparation, filing, prosecution and maintenance of the Grant-Back Intellectual Property at its sole expense.  Acquiror will keep the Seller advised on the status of the preparation, filing, prosecution and maintenance of all patent applications included within the Grant-Back Intellectual Property and the maintenance of any issued patents included within the Grant-Back Intellectual Property.  If Acquiror elects not to file a patent application included in the Grant-Back Intellectual Property in any jurisdiction or elects to cease the prosecution or maintenance of any Grant-Back Intellectual Property in any jurisdiction, Acquiror will provide Seller with written notice immediately, but not less than [†] ([†]) [†] before any action is required, upon the decision to not file or continue the prosecution of such patent application or maintenance of such Patent.  In such event, Acquiror will permit Seller, in Seller’s sole discretion, to file or continue prosecution or maintenance of any such Grant-Back Intellectual Property in such jurisdiction on Acquiror’s behalf at Seller’s sole expense.  If Seller elects to continue such prosecution or maintenance, Acquiror will execute such documents and perform such acts, at Seller’s expense, as may be reasonably necessary to assign to Seller all right, title and interest in and to such Grant-Back Intellectual Property in such jurisdiction.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

2.9  Enforcement and Defense of Patent Rights.  Except as otherwise provided in this Section 2.9 as between the Parties, Acquiror will have the exclusive right, but not the obligation, to institute litigation or take other steps to remedy any infringement of the Grant-Back Intellectual Property by a Third Party or to defend any declaratory judgment action against any Grant-Bank Intellectual Property (or alternatively that such patent rights are invalid or unenforceable), and any such litigation, steps or defense will be at the Acquiror’s expense.  Acquiror will not, without the prior written consent of Seller, enter into any compromise or settlement relating to such litigation that (i) admits the invalidity or unenforceability of any Grant-Back Intellectual Property or (ii) requires either party to abandon any Grant-Back Intellectual Property; provided, that Seller’s consent shall be deemed given if Seller does not respond to Acquiror within [†] ([†]) [†] after delivery of written notice to Seller of such proposed action.  Seller will cooperate with the Acquiror in such litigation, steps or defense at Seller’s expense.  Seller will have the right to consult with the Acquiror about such litigation and to participate in and be represented by independent counsel in such litigation at Seller’s own expense.  If Acquiror fails to defend any declaratory judgment action against any Grant-Back Intellectual Property within [†] ([†]) [†] of its receipt of notice thereof, then Seller will have the right, but not the obligation, upon [†] ([†]) [†] prior notice to Acquiror, to defend such litigation at Seller’s expense.  In such event, at Seller’s request and expense, Acquiror will timely commence or join in any such litigation and in any event will cooperate with the Seller in such litigation, steps or defense at the Seller’s expense.  Acquiror will have the right to consult with Seller about such litigation and to participate in and be represented by independent counsel in such litigation at Acquiror’s own expense.  Seller will not, without the prior written consent of Acquiror, enter into any compromise or settlement relating to such litigation that (i) admits the invalidity or unenforceability of any Grant-Back Intellectual Property or (ii) requires Acquiror to abandon any Grant-Back Intellectual Property.  All recoveries collected by the Parties in such litigation, steps or defense will first be allocated between the Parties on a pro rata basis to reimburse the Parties for their costs incurred in connection with such litigation, steps or defense, and any remaining recoveries will be retained by the party controlling such litigation, steps or defense.

ARTICLE 3 CLOSING; TERMINATION AND TERM

3.1  Location; Date.  The consummation of the Transaction (the “Closing”) shall be held at the offices of Wyrick Robbins Yates & Ponton, LLP, at 4101 Lake Boone Trail, Suite 300, Raleigh, NC 27607 on a date which shall be no later than [†] ([†]) [†] after satisfaction or waiver of the conditions set forth in ARTICLE 9 or at such other date and place as may be mutually agreed upon by Acquiror and Seller (the “Closing Date”).  The Closing shall be effective for all purposes as of 11:59 p.m. (Eastern Time) on the Closing Date.

3.2  Deliveries.  At the Closing and as a condition to Closing, Seller shall deliver or cause to be delivered each of the following to Acquiror, unless Acquiror waives the delivery thereof:

(i)  Evidence reasonably satisfactory to Acquiror that the tangible drug substance material currently stored with [†] will be shipped to the address provided by the Acquiror to the Seller [†];

(ii) Evidence reasonably satisfactory to Acquiror that any and all physical files, reports, data and other documentation related to Compound will be shipped to the address provided by the Acquiror to the Seller [†];

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(iii)Evidence reasonably satisfactory to Acquiror that each consent, approval, order or authorization of, or registration, declaration or filing with any Person required in connection with the execution, delivery or performance of this Agreement has been obtained or made and is in full force and effect;

(iv)Transfer documents in form and substance reasonably satisfactory to Acquiror required to transfer the Compound Intellectual Property that is registered Compound Intellectual Property to Acquiror as of the Closing Date, duly executed by an authorized officer of Seller;

(v) Termination or other modification of the Confidentiality Agreement reasonably necessary for Acquiror to commercialize and develop the Compound after Closing; and

(vi)Such other and further certificates, assurances and documents as Seller may reasonably request in order to evidence the accuracy of Seller’s representations and warranties, the performance of covenants to be performed by Seller at or prior to the Closing and the fulfillment of the conditions to Acquiror’s obligations hereunder.

3.3  Termination.

(a)This Agreement may be terminated on or prior to the Closing Date only as follows:

(i)  by mutual written consent of Acquiror and Seller;

(ii) by either Acquiror or Seller if a court of competent jurisdiction shall have issued an order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the Transaction, and such order, decree or ruling shall have become final and nonappealable; provided, however, that the right to terminate this Agreement under this Section 3.3(a)(ii) shall not be available to a party if such order, decree or ruling was primarily due to the failure of such party to perform any of its obligations under this Agreement;

(iii)by Acquiror if Acquiror is not in material breach of its obligations under this Agreement and there has been a material breach of any representation, warranty, covenant, or agreement of the Seller contained in this Agreement such that the conditions set forth in Section 9.2 would not be satisfied and such breach has not been cured within [†] ([†]) [†] after written notice thereof to the Seller; provided that no cure period shall be required for a breach which by its nature cannot be cured; or

(iv)by the Seller if Seller is not in material breach of its obligations under this Agreement and there has been a material breach of any representation, warranty, covenant, or agreement of Acquiror contained in this Agreement such that the conditions set forth in Section 9.3 would not be satisfied and such breach has not been cured within [†] ([†]) [†] after written notice thereof to Acquiror; provided that no cure period shall be required for a breach which by its nature cannot be cured.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(b)The termination of this Agreement by Acquiror shall be effectuated by the delivery by Acquiror to the Seller of a written notice of such termination.  The termination of this Agreement by the Seller shall be effectuated by the delivery by the Seller to Acquiror of a written notice of such termination.

(c)In the event of the termination of this Agreement pursuant to this Section 3.3, this Agreement shall forthwith become void, and there shall be no Liability on the part of any party hereto (except for Sections 3.3, 8.2 and 11 and the Confidentiality Agreement).  Notwithstanding the foregoing, in the event that this Agreement is terminated due to a material breach or material failure to fulfill of any of the representations, warranties, covenants or agreements set forth in this Agreement, nothing in this Section 3.3(c) shall be deemed to release any party from any liability for any willful and intentional breach of any of the representations, warranties, covenants or agreements set forth in this Agreement following such termination.  This Section 3.3(c) shall not impair the right of any party to compel specific performance by any other party of its obligations under this Agreement.

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF THE SELLER

4.1  No Conflict; Authorizations.  No Authorization or Order of, or notice to, any domestic or foreign Governmental Entity, is required to be made or obtained by Seller at or prior to the Closing in connection with the execution and delivery of this Agreement or the consummation by the Seller of the transactions contemplated by this Agreement or compliance by the Seller with the provisions hereof and thereof other than such customary filings regarding any change of beneficial ownership or similar filings in foreign jurisdictions that would not reasonably be expected to preclude or materially impede the Seller’s ability to consummate the transactions contemplated by this Agreement.

4.2  Regulatory.  Seller has made available, or has caused to be made available, to Acquiror [†].

4.3  Intellectual Property.

(a)Schedule 4.3(a) contains a complete and accurate list of (by name, contact information and, where applicable, registration number and jurisdiction of registration, application, certification or filing) all Intellectual Property that is owned by Seller relating to or filed in the name of the Compound (“Compound Intellectual Property”); provided that Seller is not required to list items of Intellectual Property which are not registered or the subject of an application for registration.  Except as specifically identified and described in the Schedule 4.3(a), the Seller solely and exclusively owns the entire right, title and interest to all Compound Intellectual Property free and clear of all liens or encumbrances.

(b)Schedule 4.3(b) contains a complete and accurate list of all licenses, sublicenses and other Contracts pursuant to which Seller is authorized to use, practice any rights under, or grant sublicenses with respect to, any Intellectual Property owned by a Third Party which is incorporated into any Compound Intellectual Property (“In-Bound Licenses”) and, with respect to each In-Bound License, whether the In-Bound License is exclusive or non-exclusive.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(c)Schedule 4.3(c) contains a complete and accurate list of all currently in-force licenses, sublicenses and other contracts pursuant to which Seller authorizes a third party to use, practice any rights under, or grant sublicenses with respect to, Compound Intellectual Property or pursuant to which Seller grants rights to use or practice any rights under any Intellectual Property owned by a Third Party with respect to any Compound Intellectual Property and (“Out-Bound Licenses”), with respect to each Out-Bound License, whether the Out-Bound License is exclusive or non-exclusive.

(d)All registration, maintenance and renewal fees related to Compound Intellectual Property and any other certifications, filings or registrations related to registered Compound Intellectual Property that are owned by Seller (“Compound Registered Items”) that are currently due, or due within [†] ([†]) [†] of the Closing Date, have been paid and all documents and certificates related to such Compound Registered Items have been filed with the relevant Governmental Entity or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Compound Registered Items and perfecting Seller’s ownership interests therein.  [†].

(e)To the Knowledge of the Seller, [†].  Schedule 4.3(e) lists the status of any Actions (for the avoidance of doubt, excluding office actions in connection with the prosecution of applications relating to the Compound Registered Items) currently pending before the United States Patent and Trademark Office or any other Governmental Entity anywhere in the world related to any of the Compound Registered Items, including the due date for any outstanding response by Seller in such Actions.  [†].

(f)Except as specifically identified and described in Schedule 4.3(f), neither this Agreement nor the transactions contemplated by this Agreement, including the assignment to Acquiror by operation of Law or otherwise (if any) of any contracts or agreements to which Seller is a party, will result in (i) either the Acquiror’s being bound by, or subject to, any non-compete or other material restriction on the Compound contained in an Out-Bound License or an In-Bound License, or (ii) either the Acquiror’s being obligated, under an Out-Bound License or an In-Bound License, to pay any [†] to any Third Party in excess of those that the Seller would have been required to pay had the transactions contemplated by this Agreement not occurred.

4.4  Litigation.

(a)There is no action, suit or proceeding, claim, arbitration, litigation or investigation (each, an “Action”) pending or, to the Knowledge of the Seller, threatened (i) against the Seller relating to the Compound, or (ii) that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.  To the Knowledge of the Seller, [†].

(b)There is no unsatisfied judgment, penalty, award, decree, injunction, rule or order of any Governmental Entity, court or arbitrator, outstanding or pending against the Seller with respect to the Compound.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

ARTICLE 5 RIGHT OF FIRST REFUSAL AND FIRST OFFER

5.1  Third Party Offer.  As soon as practicable, and in any event within [†] ([†]) [†] after Acquiror receives an offer to purchase the Compound for continued development or an offer to commercialize the Compound (a “Third Party Offer”) from any Third Party (each such Third Party, an “Offeror”), Acquiror shall (a) provide Seller with written notice setting forth the material terms of the Third Party Offer (a “ROFR Notice”), (b) not enter into a confidentiality or non-disclosure agreement that would prevent Acquiror from making such disclosures to Seller, and (c) not agree to an [†] agreement without first complying with this Article 5.

5.2  ROFR Procedure.

(a)Following receipt of any ROFR Notice, Seller shall have [†] ([†]) [†] from the date of receipt of such ROFR Notice to notify Acquiror in writing that it would like to enter into negotiations with Acquiror to commercialize the Compound (each, a “ROFR Negotiation Notice”).  If Seller fails to provide a ROFR Negotiation Notice within such [†] ([†]) [†] time period, Acquiror shall be free to accept any Third Party Offer (including, without limitation, the Third Party Offer subject to the ROFR Notice) and close such a transaction within [†] ([†]) [†] of the end of such [†] ([†]) [†] time period, and Acquiror shall not be required to comply with Section 5.1 with respect to any other Third Party Offer during such [†] ([†]) [†] period.

(b)If Seller provides a ROFR Negotiation Notice to Acquiror, Acquiror shall engage in good faith discussions with Seller for a period of at least [†] ([†]) [†] or such other period as Seller and Acquiror may agree upon (the “ROFR Negotiation Period”).  During the ROFR Negotiation Period, Acquiror and Seller agree to undertake good-faith discussions regarding Seller’s interest in purchasing the Compound for further development and/or commercializing the Compound on terms at least as favorable to Acquiror as those contained in the ROFR Notice, and the Parties shall negotiate in good faith to finalize an agreement or letter of intent that is mutually agreeable with respect to the terms of such transaction.  If Acquiror and Seller do not enter into a written agreement or letter of intent regarding the purchase or commercialization of the Compound during the ROFR Negotiation Period, Acquiror shall be free to accept any Third Party Offer (including, without limitation, the Third Party Offer subject to the ROFR Notice) and close such a transaction within ([†]) [†] of the end the ROFR Negotiation Period on terms that are, for the Acquiror, equal or superior to the terms set forth in the ROFR Notice, and Acquiror shall not be required to comply with Section 5.1 with respect to any other Third Party Offer during such [†] ([†]) [†] period.

(c)If Acquiror does not enter into an agreement with a Third Party within the [†] ([†]) [†] period set forth in Sections 5.2(a) or (b), then Acquiror shall again comply with the provisions of this Article 5 with respect to any Third Party Offer received after the end of such [†] ([†]) [†] period.

5.3  Right of First Offer.  If Acquiror desires to, on its own behalf or in conjunction with any Third Party, directly or indirectly, in any capacity whatsoever commercialize the Compound including any sale of the commercial rights to the Compound, Acquiror shall first provide Seller the opportunity to commercialize the Compound by providing Seller with written notice of such desire (the “ROFO Notice”) and agrees that it will not agree to [†] agreement with any Third Party without first complying with this Article 5.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

5.4  ROFO Procedure.

(a)Following receipt of any ROFO Notice, Seller shall have [†] ([†]) [†] from the date of receipt of such ROFO Notice to notify Acquiror in writing that it would like to enter into negotiations with Acquiror to commercialize the Compound (each, a “ROFO Negotiation Notice”).  If Seller fails to provide a ROFO Negotiation Notice within such [†] ([†]) [†] time period, Acquiror shall be free to commercialize the Compound independently and shall also be free to enter into a definitive agreement with any Third Party to sell or otherwise grant rights to such Third Party with respect to the commercialization of the Compound, .

(b)If Seller provides a ROFO Negotiation Notice to Acquiror, Acquiror shall engage in good faith discussions with Seller for a period of at least [†] ([†]) [†] or such other period as Seller and Acquiror may agree upon (the “ROFO Negotiation Period”).  During the ROFO Negotiation Period, Acquiror and Seller agree to undertake good-faith discussions regarding Seller’s interest in commercializing the Compound, and the Parties shall negotiate in good faith to finalize an agreement or letter of intent that is mutually agreeable with respect to the terms of such transaction.  If Acquiror and Seller do not enter into a written agreement or letter of intent regarding the commercialization of the Compound during the ROFO Negotiation Period or agree to extend the ROFO Negotiation Period, the negotiation period automatically shall be extended for [†] ([†]) [†] in which time period Seller may, if it wishes to do so, provide Acquiror with a written offer with respect to the commercialization of the Compound (the “Seller Offer”).  Thereafter, Acquiror shall be free to commercialize the Compound independently and shall also be free to enter into a definitive agreement with any Third Party to sell or otherwise grant rights to such Third Party with respect to the Compound, but only on terms with a Third Party as a whole that are superior to those of the Seller Offer.  If Acquiror does not take any substantive actions towards the commercialization of the Compound independently or enter into an agreement with a Third Party to sell or otherwise grant rights to such Third Party with respect to the Compound in any manner, within [†] ([†]) [†] after the end of the ROFO Negotiation Period, then Acquiror shall again comply with the provisions of this Article 5 before taking such an action thereafter.

5.5  Exclusions and Termination.  For the avoidance of doubt, nothing in this Article 5 shall restrict or limit the Acquiror’s ability to sell or issue equity or debt securities or otherwise incur indebtedness or encumber its assets, in each case for bona fide financing purposes, and the Seller’s rights hereunder shall not apply to any such transaction.  This Article 5 shall terminate upon the occurrence of (1) the closing of any transaction or series of related transactions (including without limitation, any reorganization, merger or consolidation) which will result in the Acquiror’s stockholders immediately prior to such transaction(s) not holding (by virtue of such shares or securities issued solely with respect thereto) at least a majority of the voting power of the surviving, resulting or continuing entity, or (2) the closing of the sale, license, lease or other disposition of all or substantially all of the assets of the Acquiror.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

ARTICLE 6 REPRESENTATIONS AND WARRANTIES OF ACQUIROR

Acquiror represents and warrants to Seller as follows:

6.1  Organization and Good Standing.  Acquiror is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, has all requisite power to carry on its business as now being conducted, and is duly qualified to do business and is in good standing in which it conducts any business.

6.2  Authority and Enforceability.  Acquiror has the requisite power and authority to enter into each of the Transaction Documents, to perform its obligations under each of the Transaction Documents and to consummate the Transaction.  The execution and delivery of the Transaction Documents by Acquiror and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of Acquiror.  Each of the Transaction Documents has been duly executed and delivered by Acquiror and, assuming due authorization, execution and delivery by the Seller Party, constitute the valid and binding obligations of Acquiror, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting or relating to creditors’ rights generally, and (b) the availability of injunctive relief and other equitable remedies.

6.3  Financial Capability.  Acquiror has, and at the Closing will have, sufficient internal funds (without giving effect to any unfunded financing regardless of whether any such financing is committed) available to pay the Base Purchase Price and any expenses incurred by Acquiror in connection with the transactions contemplated by this Agreement.

6.4  Litigation.  There is no Action pending or, to the knowledge of Acquiror, threatened against Acquiror, that challenges or seeks to prevent, enjoin or otherwise delay the Transaction.  To the knowledge of Acquiror, no event has occurred or circumstances exist that may give rise or serve as a basis for any such Action.

ARTICLE 7 COVENANTS OF THE SELLER

7.1  Access to Information.  Subject to the terms of the Confidentiality Agreement by and between Acquiror and the Seller dated [†] (the “Confidentiality, Agreement”), and except as prohibited by applicable Law, Seller shall, and shall cause its Subsidiaries to, afford to Acquiror’s officers, directors, employees, accountants, counsel, consultants, advisors and agents (“Representatives”) reasonable access, during normal business hours and upon reasonable advance notice, to all of the assets and records, reports, contracts and other documents related to the Compound as the Acquiror and its Representatives may reasonably request, and shall permit them to consult with Seller’s officers, employees, accountants, counsel and agents for the purpose of making such investigation of the acquired Compound as Acquiror shall desire to make.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

7.2  Notification of Certain Matters.  Prior to the Closing, Seller shall give prompt notice to Acquiror of any fact, event or circumstance known to it that (a) individually or taken together with all other facts, events and circumstances known to it, has had or would reasonably be expected to have, individually or in the aggregate, a Compound Material Adverse Effect, or (b) would cause or constitute a failure of any condition precedent to Acquiror’s obligations set forth in this agreement.  Seller shall give prompt notice to Acquiror of: (i) any notice or other communication from any Third Party alleging that the consent of such Third Party is or may be required in connection with the Transaction, or (ii) any written notice or other written communication received by the Seller from any Governmental Entity in connection with the Transaction.  The delivery of any notice pursuant to this Section 7.2 shall not be considered an admission that any representation or warranty is untrue or that any covenant has been breached and shall not limit or otherwise affect any remedies available to Acquiror or prevent or cure any misrepresentations, breach of warranty or breach of covenant and disclosure by the Seller shall not be deemed to amend or supplement the schedules hereto or constitute an exception to any representation or warranty.

7.3  [†].  [†].

7.4  Actions Prior to Closing.  Prior to Closing, Seller shall cause all registration, maintenance and renewal fees and any certifications, filings or registrations related to Compound Registered Items to be paid, prepared and/or filed, as the case may be, with the relevant Governmental Entity or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining the Compound Registered Items and perfecting Seller’s ownership interests therein.  Prior to Closing, Seller shall take or cause to be taken at its expense all other [†] actions necessary to maintain the Purchased Assets.  Without limiting the generality of the foregoing, prior to Closing, Seller shall not take any of the following actions in connection with the Purchased Assets: (1) sell, lease, license or otherwise dispose of, or agree to sell, lease, license or otherwise dispose of, any Purchased Asset; (2) enter into, cancel or modify any In-Bound License or Out-Bound License; or (3) grant or permit to exist any lien or encumbrance on any of the Purchased Assets.

7.5  Efforts and Actions to Cause Closing to Occur.  Prior to the Closing, upon the terms and subject to the conditions of this Agreement, Acquiror and Seller shall use [†] to take, or cause to be taken, all actions, and to do, or cause to be done, and cooperate with each other in order to do, all things necessary, proper or advisable (subject to applicable Law) to consummate the transactions contemplated hereby as promptly as practicable, including the matters described in Article 9 hereof and the preparation and filing of all forms, registrations and notices required to be filed and the taking of such actions as are necessary to obtain any requisite consents of any Governmental Entity or other Person.  In addition, no party hereto shall take any action that could reasonably be expected to materially delay the obtaining of, or result in not obtaining, any consent from any Governmental Entity or other Person required to be obtained prior to the Closing.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

7.6  Confidentiality.  Following the Closing, each party hereto shall, and shall cause its Affiliates and Representatives to, hold in strict confidence and not utilize in its respective business any information and documents concerning any other party hereto or any of its respective Affiliates (“Confidential Information”), including all confidential or proprietary documents or information regarding the Compound in the possession of Seller and its Affiliates even though such documents and information were first developed by, made known to, or obtained from, Seller and its Affiliates, except where disclosure may be necessary for any such party to enforce its rights under this Agreement or any Transaction Document or to comply with applicable Law.  In the event a party is required to disclose Confidential Information to comply with any applicable Law, the party proposing to disclose such information shall give the original disclosing party with respect to whom such information is Confidential Information reasonable advance notice of such disclosure (to the extent not prohibited by applicable Law) and to cooperate with such disclosing party in seeking a protective order or other appropriate means for limiting the scope of the disclosure.  Notwithstanding the foregoing, the following will not constitute “Confidential Information” for purposes of this Agreement: (a) other than confidential or proprietary documents and information regarding the Compound, (i) information that is independently developed by the receiving party or any Affiliate thereof without the use of the Confidential Information, and (ii) information that is obtained or was previously obtained by the receiving party or its Affiliates from a third party who is not known by the receiving party after due inquiry to be subject to obligations of confidentiality with respect thereto, and (b) information that is or becomes generally available to the public other than as the result of a disclosure by the receiving party or any Affiliate thereof or their respective agents or employees.  Notwithstanding the foregoing, following the Closing, the foregoing restrictions in this Section 7.6 shall not apply to the use by Acquirer or its Affiliates and its or their successors, assigns and Representatives of any documents or information concerning the Compound or the Purchased Assets furnished or transferred by Seller or its Affiliates hereunder.

ARTICLE 8 OTHER COVENANTS

8.1  Public Announcements.  None of the parties hereto shall issue any press release or make any public statement regarding the transactions contemplated hereby without the prior written consent of Acquiror (in the case of a press release or statement by any of the Seller) or the Seller (in the case of a press release or statement by Acquiror).  Acquiror and Seller shall not be restricted from making any disclosure it reasonably determines is required by Law.  Either party may make any disclosure consistent with disclosures previously made pursuant to this Section.  Nothing in this Section 8.1 shall restrict or otherwise limit the Acquiror’s ability or right to issue any press release or make any public statement after Closing regarding its operations or the Purchased Assets, including, among other things, the development and commercialization of the Compound.

8.2  Expenses.  Each of parties hereto shall bear its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties, whether or not the Transaction is consummated.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

8.3  Further Assurances.  Upon the terms and subject to the conditions hereof each of the parties hereto shall execute such documents and other instruments and take such further actions as may be reasonably required to carry out the provisions hereof and consummate the Transaction contemplated hereby (prior to, at or after the Closing).  Each of the parties hereto shall use their [†] to consummate the Transaction as soon as practicable following the date hereof.

ARTICLE 9 CONDITIONS TO CLOSING

9.1  Conditions to Each Party’s Obligation.  The obligations of Acquiror and the Seller to consummate the Transaction are subject to the satisfaction on or prior to the Closing Date of the following conditions:

(a)All Authorizations and Orders of, declarations and filings with, and notices to any Governmental Entity required to permit the consummation of the Transactions shall have been obtained or made and shall be in full force and effect.

(b)No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Transaction shall be issued by any Governmental Entity of competent jurisdiction and shall be in effect.  No Law shall have been enacted which makes the consummation of the Transaction illegal.

9.2  Conditions to Obligations of Acquiror.  The obligations of Acquiror to effect the Transaction are subject to the satisfaction (or waiver by Acquiror in its sole discretion) of the following further conditions:

(a)The representations and warranties of the Seller set forth in this Agreement shall have been true and correct at and as of the date hereof and shall be true and correct at and as of the Closing Date as if made at and as of the Closing Date.

(b)There shall not have occurred since the date of this Agreement any event, occurrence or change that has had or would reasonably be expected to have, individually or in the aggregate, a Compound Material Adverse Effect.

(c)No action, proceeding or litigation brought by any Governmental Entity of competent jurisdiction shall be pending or threatened before any court or other Governmental Entity seeking to (i) prevent consummation of the Transaction, (ii) affect adversely the right of Acquiror to control the Compound; or (iii) restrain or prohibit Acquiror’s ownership of the Purchased Assets.  No such Order shall be in effect.

(d)Seller shall have delivered to Acquiror duly executed Transaction Documents.

(e)Seller shall have delivered the items required by it pursuant to Section 3.2 hereof.

9.3  Conditions to Obligation of the Seller.  The obligation of the Seller to effect the Transaction is subject to the satisfaction of the following further conditions (or waiver by the Seller Parties to which the condition relates):

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(a)The representations and warranties of Acquiror set forth in this Agreement that are [†] shall have been true and correct at and as of the date hereof and shall be true and correct at and as of the Closing Date as if made at and as of the Closing Date, and the representations and warranties that are [†] shall have been true and correct in all [†] respects at and as of the date hereof and shall be true and correct in all [†] respects at and as of the Closing Date as if made at and as of the Closing Date, except to the extent that such representations and warranties refer specifically to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date.

(b)Acquiror shall have performed in all [†] respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

9.4  Frustration of Closing Conditions.  None of the parties hereto may rely on the failure of any condition set forth in this Article 9 to be satisfied if such failure was caused by such party’s failure to act in good faith or to use its [†] to cause the Closing to occur.

ARTICLE 10 INDEMNIFICATION

10.1            By the Seller.  To the extent provided in this Article 10, following the Closing, the Seller, shall indemnify Acquiror, its successors and assigns, and its officers, directors, employees, stockholders and agents (each, an “Indemnified Acquiror Party”) and hold each Indemnified Acquiror Party harmless from and against:

(a)[†]:

(i)  [†]

(ii) [†]

(b)[†].

10.2            By Acquiror.  From and after the Closing Date, to the extent provided in this Article 10, Acquiror shall indemnify the Seller, its successors and assigns, and its officers, directors, employees, stockholders and agents (each, an “Indemnified Seller Party”) and hold each Indemnified Seller Party harmless from and against:

(a)[†]:

(i)  [†]

(ii) [†]

(b)[†].

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

10.3            Limitation of Liability.  EXCEPT [†], NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY LOST PROFITS, LOST BUSINESS OR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, EXEMPLARY OR OTHER SPECIAL DAMAGES SUFFERED BY THE OTHER PARTY OR ITS AFFILIATES ARISING OUT OF OR RELATED TO THIS AGREEMENT FOR ALL CAUSES OF ACTION OF ANY KIND (INCLUDING TORT, CONTRACT, NEGLIGENCE, STRICT LIABILITY, INDEMNITY AND BREACH OF WARRANTY) EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, UNLESS SUCH DAMAGES ARE PAYABLE TO A THIRD PARTY IN CONNECTION WITH A CLAIM BY SUCH THIRD PARTY THAT IS INDEMNIFIABLE HEREUNDER.

10.4            Procedure for Claims.  A Party that intends to claim indemnification under this Article 10 (the “Indemnitee”) shall promptly notify the other Party (the “Indemnitor”) in writing of the assertion or the commencement of any Action by a Third Party (a “Third Party Claim”) and will provide the Indemnitor such information with respect thereto that the Indemnitor may reasonably request.  The Indemnitor shall be entitled to control and appoint lead counsel for such defense, in each case at its expense.  If the Indemnitor shall assume the control of the defense of any Third Party Claim in accordance with the provisions, the Indemnitor shall obtain the prior consent of the Indemnitee (which shall not be unreasonably withheld) before entering into any settlement of such Third Party Claim.  The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any action with respect to a Third Party Claim shall not relieve the Indemnitor of its obligations under this Article 10 unless the delay or failure is materially prejudicial to its ability to defend such action.  The Indemnitee under this Section 10.4 shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action with respect to a Third Party Claim covered by this indemnification.

10.5            [†]. [†].

10.6            Survival.  The Parties hereto agree that their respective representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing for a period of [†].

ARTICLE 11 MISCELLANEOUS

11.1            Notices.  Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given: (a) on the date established by the sender as the date of actual personal delivery; (b) on the date delivered by a private courier as established by the sender by evidence obtained from the courier; (c) on the date sent by facsimile, with confirmation of transmission, if sent during normal business hours of the recipient, if not, then on the [†]; or (d) on the [†] after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.  Such communications, to be valid, must be addressed as follows:

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

If to Acquiror, to:

1st Order Pharmaceuticals

5511 NC Highway 902

Pittsboro, NC 27312

Attn: Chief Executive Officer

Facsimile: (919) 542-5421

Telephone: (919) 812-8119

With a copy to:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail, Suite 300

Raleigh, NC 27607

Attn: Thomas A. Allen

Facsimile: (919) 781-4865

If to Seller, to:

[†]

With a required copy to:

[†]

or to such other address or to the attention of such Person or Persons as the recipient party has specified by prior written notice to the sending party.  If more than one method for sending notice as set forth above is used, the earliest notice date established as set forth above shall control.

11.2            Amendments and Waivers.

(a)Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by Acquiror and the Seller.

(b)No failure or delay by any party in exercising any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c)To the maximum extent permitted by Law, (i) no waiver that may be given by a party shall be applicable except in the specific instance for which it was given and (ii) no notice to or demand on one party shall be deemed to be a waiver of any obligation of such party or the right of the party giving such notice or demand to take further action without notice or demand.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

11.3            Successors and Assigns.  This Agreement may not be assigned by any party hereto without the prior written consent of the other parties; provided, that Acquiror may assign any of its rights and obligations under this Agreement to any Affiliate of Acquiror, so long as Acquiror shall remain liable for its obligations hereunder.  Subject to the foregoing, all of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, heirs, personal representatives, successors and assigns.

11.4            Governing Law; Venue.  This Agreement and the exhibits and schedules hereto shall be governed by and interpreted and enforced in accordance with the Laws of [†], without giving effect to any choice of Law or conflict of Laws rules or provisions (whether of [†] or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than [†].  Any legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement may be brought or otherwise commenced only in any state or federal court located in [†].  Each party to this Agreement: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in [†]; (ii) agrees that each state and federal court located in [†] shall be deemed to be a convenient forum; and (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in [†], any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such legal proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

11.5            Counterparts.  This Agreement may be executed in any number of counterparts, and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.  This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.  The parties agree that the delivery of this Agreement may be effected by means of an exchange of facsimile or other electronic signatures.

11.6            Third Party Beneficiaries.  No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder, except that: (a) in the case of Article 10 hereof, the Indemnified Acquiror Parties or the Indemnified Seller Parties are intended third party beneficiaries of such sections and shall have the right to enforce such sections in their own names.

11.7            Entire Agreement.  This Agreement and the documents, instruments and other agreements specifically referred to herein or delivered pursuant hereto set forth the entire understanding of the parties hereto with respect to the Transaction.  All exhibits and schedules referred to herein are intended to be and hereby are specifically made a part of this Agreement.  Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement, other than the Confidentiality Agreement which shall continue in full force and effect in accordance with its terms except as terminated or modified in accordance with Section 3.2 hereof.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

11.8            Captions.  All captions contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

11.9            Severability.  Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.10          Specific Performance.  Acquiror and Seller agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof and that each party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at Law or equity.

11.11          Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF A PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

11.12          Interpretation.

(a)           The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting either gender shall include both genders as the context requires.  Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

(b)            The terms “hereof”, “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

(c)            When a reference is made in this Agreement to an Article, Section, paragraph, Exhibit or Schedule, such reference is to an Article, Section, paragraph, Exhibit or Schedule to this Agreement unless otherwise specified.

(d)            References to “dollars” or “$” are references to United States dollars.

(e)            The word “include”, “includes”, and “including” when used in this Agreement shall be deemed to be followed by the words “without limitation”, unless otherwise specified.

(f)            A reference to any party to this Agreement or any other agreement or document shall include such party’s predecessors, successors and permitted assigns.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(g)            Reference to any Law means such Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder.

(h)            The parties have participated jointly in the negotiation and drafting of this Agreement.  Any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Asset Purchase Agreement to be executed by their duly authorized representatives as of the date first written above.

1st ORDER PHAMACEUTICALS, INC.

By: /s/ Christopher S. Crean

Name: Christopher S. Crean

Title: President & CSO

VALEANT PHARMACEUTICALS LUXEMBOURG S.A.R.L

By: [†]

Name: [†]

Title: [†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Seller Schedule 4.3(a)

Section 1.  Intellectual Property

Jones Day Reference	Country	Title	App. Date	App. No.	Pub Date	Pub No.	Issue Date	Patent No.	Status
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]					[†]	[†]	[†]
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[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]			[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]		[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]			[†]	[†]	[†]
[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]			[†]	[†]	[†]
[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]					[†]	[†]	[†]

*Current Law Firm Contact:

John E. Thomas, Counsel

Harter Secrest & Emery

1600 Bausch & Lomb Place

Rochester, NY 14604-2711

Telephone:  [OMITTED]

Email:  [OMITTED]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Section 2.  VRX621698 Study Reports and Raw Data

ELECTRONIC FILES

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[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

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[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

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[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

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ARCHIVED RAW DATA FILES

ASI Barcode	Study Number	Report Title	Format
[†]	[†]	[†]	[†]
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[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

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Section 3.  Drug Substance Material (All material has been moved to [†])

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[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

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[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Seller Schedule 4.3(b)

Section 1. In bound Licenses

[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Seller Schedule 4.3(c)

Section 1. Out-bound Licenses

[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Seller Schedule 4.3(e)

Section 1. Status of Actions with Applications pending in the USPTO and other Governmental Entity

Jones Day Reference	Country	Title	App. Date	App. No.	Pub Date	Pub No.	Status	Outstanding Actions
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]		[†]	[†]
[†]	[†]	[†]	[†]	[†]			[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]	[†]			[†]	[†]
[†]	[†]	[†]	[†]	[†]			[†]	[†]
[†]	[†]	[†]	[†]	[†]			[†]

[†]

Section 2.  Scheduled Actions that are required to be taken by Seller within [†] of Closing Date with respect to Compound Registered Items

[†]

Section 3. Compound Intellectual Property that Seller has abandoned, cancelled, forfeited or relinquished or Seller has not taken any action nor failed to take any action during the [†] ([†]) [†] prior to the date of this Agreement.

Jones Day Reference	Country	Title	Application Date	Application No.	Pub Date	Pub No.	Issued Date	Patent No.	Status
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†] [†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]	[†]					[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Seller Schedule 4.3(f)

Section 1. Material Restrictions; Third Party Payments

[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Exhibit B

Form of Payoff Letter

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

[DATE]

1st Order Pharmaceuticals Inc.

[Address]

[Address]

Attn: [                 ]

Re: Pay-Off Letter

Dear [                 ]:

Reference is made to the Loan Agreement dated as of [•] ([as the same may from time to time have been amended, restated, or otherwise modified,] the “Loan Agreement”), the Promissory Note dated as of as of [•] ([as the same may from time to time have been amended, restated, or otherwise modified,] the “Note”), and any related loan documents (together with the Loan Agreement and the Note, the “Loan Documents”), in each case by and among 1st Order Pharmaceuticals, Inc., a Delaware corporation (the “Borrower”) and [•] (the “Lender[s]”), and the loans contemplated thereby (the “Loans”).  Capitalized terms used and not defined in this letter shall have the respective meanings given them in the Loan Agreement.

Borrower has entered into that certain Asset Purchase Agreement by and among Borrower and Xenon Pharmaceuticals Inc., a corporation continued under the federal laws of Canada (“Xenon”), dated [•] (the “Asset Purchase Agreement”).  Pursuant to the terms of the Asset Purchase Agreement, Borrower has agreed to sell to Xenon, and Xenon has agreed to purchase from Borrower, all of Borrower’s right, title and interest in and to the Purchased Assets (as defined in the Asset Purchase Agreement).

Borrower has advised Lender that, in connection with the Asset Purchase Agreement, Xenon intends to repay all amounts due and owing by Borrower under the Loan Documents and has requested that Lender provide Borrower with appropriate pay-off amounts for the principal, interest, and other amounts owing by Borrower to Lender under the Loan Documents (such amounts, collectively, the “Obligations”).  The pay-off amounts for Borrower as of April [•], 2017 (the “Computation Date”) under the Loan Documents are as follows (collectively, together with any additional interest accruing after the Computation Date that must be repaid by Borrower, the “Pay-Off Amount”):

Principal:	$[ ]
Interest:	$[ ]
Fees:	$[ ]
Total Amount Owing:	$[ ]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

From and after the Computation Date and until 5:00 pm Pacific time on the date of the Lender[‘s] receipt of the Pay-Off Amount, interest shall continue to accrue on the unpaid principal amount at the rate set forth in the Loan Documents.  The per diem accrual of interest on the unpaid principal amount is $[ ].  Upon request of Borrower, the Lender[s] shall provide Borrower with a revised figure for the amount of interest to be paid as a part of the Pay-Off Amount.  The foregoing accrued interest amount assumes no change in the operative interest rates after the date hereof.

The Borrower shall pay or cause to be paid to the Lender[s] the Pay-Off Amount, at the Borrower’s cost and expense, by federal funds wire transfer the Pay-Off Amount (in immediately available funds) as follows (the “Release Condition”):

[LENDER’S NAME AND LENDER’S ADDRESS]	ABA No.: [ABA NUMBER]
For credit to: 1ST ORDER PHARMACEUTICALS, INC.	Re: [ ]

Account No.: [ACCOUNT NUMBER]

Upon the occurrence of the Release Condition, (a) the Loans shall be paid in full and all other indebtedness of the Borrower under the Loan Documents shall be satisfied in full, (b) any commitments under the Loan Documents shall be terminated, and the Lender[s] shall have no further obligation to make any Loans or any other obligations, duties or responsibilities in connection with the Loan Documents, (c) all the security interests, mortgages, liens, pledges, charges and other encumbrances in favor of the Lender[s] to secure the Obligations shall be automatically released with no further action on the Borrower’s part, (d) all guaranties supporting the Loan Documents shall be released with no further action on the Borrower’s part, (e) all of the other respective obligations of each of the Borrower, or any of their subsidiaries or affiliates under the Loan Documents shall be released with no further action on the Borrower’s part and (f) the Loan Documents shall be terminated, canceled and of no further force and effect; provided that, the Borrower shall remain liable for any other provisions of the Loan Documents which by their terms survive the payment of the Loans.

In consideration of the payment in full of the Obligations and upon the occurrence of the Release Condition, the Lender[s], hereby agree[s] to promptly deliver to the Borrower, in each case at the expense of the Borrower, the following: (a) [all certificates delivered to the Lender[s] representing stock pledged by the Borrower in favor of the Lender[s]under the Loan Documents together with related stock powers delivered to the Lender[s],] (b) all chattel paper and other instruments or documents delivered to the Lender pursuant to the Loan Documents, (c) Uniform Commercial Code releases and/or terminations and other terminations and intellectual property releases in form acceptable for recording, terminating all of the Lenders’ liens and security interests in the collateral, (d) releases, discharges and satisfactions of all mortgages in favor of the Lender[s]in form and substance satisfactory to the Borrower, (e) all other collateral in the actual physical possession of the Lender[s] and (f) reassignments of all assignments in favor of the Lender[s] in form and substance satisfactory to the Borrower.

The Lender[s] agree[s] that the occurrence of the Release Condition constitutes payment in full of all of the liabilities and obligations of the Borrower and its respective affiliates, directors, managers, officers, members, stockholders, successors and assigns (collectively, the “Released Parties”) to the Lender[s], including any and all fees, expenses, reimbursements and other liabilities and obligations on behalf of Borrower or any of its affiliates on or prior to the date hereof.  The Lender[s] further waive[s] any notice requirements under the Loan Documents, including Section 5(e) of the Loan Agreement.

2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Upon the occurrence of the Release Condition the Lender[s] and any affiliates of the Lender[s] knowingly and voluntarily waive[s], remise[s], release[s] and forever discharge[s] each of the Released Parties from any and all liabilities and obligations in respect of the Loans and the Loan Documents, whether known or unknown and whether absolute or contingent.

Upon the occurrence of the Release Condition, the Lender[s] agree[s] to procure, deliver or execute and deliver to the Borrower, from time to time, all further releases, termination statements, certificates, instruments and documents, each in form and substance satisfactory to the Borrower, and take any other actions, as may be reasonably requested by the Borrower or which are required to evidence the consummation of the payoff contemplated hereby, in each case at the expense of the Borrower (including attorneys’ fees and expenses).

Upon the occurrence of the Release Condition, the Lender[s] hereby authorize[s] the Borrower, or any other party on behalf of the Borrower, to prepare and file termination statements, intellectual property releases and other instruments and documents evidencing the consummation of the payoff contemplated hereby and the aforementioned termination and release.

This letter may be executed in multiple counterparts and by facsimile signature, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Signature page follows]

3

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Very truly yours,

[LENDER NAME]

By

Name:

Title:

ACKNOWLEDGED AND CONSENTED TO BY:

1ST ORDER PHARMACEUTICALS, INC.

By

Name:

Title:

Signature page to Pay-Off Letter

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

SCHEDULES TO ASSET PURCHASE AGREEMENT

Schedule 1.59 – Transferred Technology

VRX621698 Study Reports and Raw Data
ELECTRONIC FILES

[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]
[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

[†]
[†]
[†]
[†]

ARCHIVED RAW DATA FILES

1OP Box	Study Number	Report Title	Format
1OP-1	[†]	[†]	[†]
1OP-2	[†]	[†]	[†]
1OP-3	[†]	[†]	[†]
1OP-4	[†]	[†]	[†]
1OP-5	[†]	[†]	[†]
1OP-6	[†]	[†]	[†]
1OP-7	[†]	[†]	[†]
1OP-8	[†]	[†]	[†]
1OP-9	[†]	[†]	[†]
1OP-10	[†]	[†]	[†]
1OP-11	[†]	[†]	[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Drug Substance Material

Lot/Batch	Quantity	Sent to Ricerca	Last Storage	Details
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Schedule 4 - Seller Disclosure Schedule

This Seller Disclosure Schedule is delivered pursuant to that certain Asset Purchase Agreement (the “Agreement”), dated as of April 25, 2017, by and between 1st Order Pharmaceuticals, Inc., a Delaware corporation and Xenon Pharmaceuticals Inc., a corporation continued under the federal laws of Canada. All capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Agreement.

Any disclosure hereunder shall not be deemed to be an admission or acknowledgment by the Seller that such information is material to, or outside the ordinary course of business of, the Seller. Nothing herein constitutes an admission of liability. Nothing in this Seller Disclosure Schedule is intended to broaden the scope of any representation or warranty contained in the Agreement or to create any covenant. Any disclosure made in one section of this Disclosure Schedule is deemed to be a disclosure in each other section of this Disclosure Schedule, whether or not specifically mentioned in such other section, to the extent that it is reasonably apparent from the disclosure that such disclosure is applicable to such other section.

The sections of the Seller Disclosure Schedule are numbered to correspond to the applicable section of the Agreement. The Seller Disclosure Schedules set forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision of the Agreement or as an exception to one or more representations or warranties contained in the corresponding section of the Agreement.

Schedule 4.3 - No Conflict; Authorizations.

None.

4.6 - Non-cGMP API

The following APIs were not manufactured in accordance with GMPs:

Lot/Batch	Quantity	Sent to Ricerca	Last Storage	Details
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]

4.7(a) - Seller Registered IPR

The following is a complete and accurate list of all Seller Registered IPR:

Part of Grant Back License	Brinks Gilson Leoni Reference	Country	Title	App. Date	App. No.	Pub Date	Pub No.	Issued Date	Patent No.	Status
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]			[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]		[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]	[†]	[†]		[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]			[†]	[†]	[†]
[†]	[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]			[†]	[†]	[†]
[†]	[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]	[†]					[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]		[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]					[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]	[†]	[†]					[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Part of Grant Back License	Brinks Gilson Leoni Reference	Country	Title	App. Date	App. No.	Pub Date	Pub No.	Issued Date	Patent No.	Status
[†]	[†]	[†]	[†]	[†]	[†]					[†]
[†]	[†]	[†]	[†]	[†]	[†]					[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]	[†]

4.7(b) - Fees Payable; Abandoned IP

As further described below, certain of the following Transferred IPR (i) requires that actions be taken within [†] following the Closing Date, or (ii) was abandoned:

Brinks Gilson Leoni Docket	Category	Action Date	Country	App. No.	Patent No.	Comments
[†]	[†]	[†]	[†]	[†]		[†]
[†]	[†]	[†]	[†]	[†]		[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]		[†]
[†]	[†]	[†]	[†]	[†]		[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]		[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Brinks Gilson Leoni Docket	Category	Action Date	Country	App. No.	Patent No.	Comments
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]		[†]
[†]	[†]	[†]	[†]	[†]		[†]
[†]	[†]	[†]	[†]	[†]		[†]
[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]			[†]
[†]	[†]	[†]	[†]		[†]
[†]	[†]	[†]	[†]		[†]
[†]	[†]	[†]	[†]		[†]
[†]	[†]	[†]	[†]		[†]

4.7(g) - Assignments of Seller Registered IPR

See Schedule 4.7(b) for assignments that have not yet been recorded.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

4.7(j) - Inbound Licenses

[†].

4.7(k) - Outbound Licenses

[†]

4.7(l) - Restrictions/Royalties on Acquiror

[†].

4.7(p) - Services to Governmental Entities

[†]

4.8 - Seller Contracts

4.8(a):

[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION